As filed with the Securities and Exchange Commission on March 1, 2010

File No. 333-115476

ICA No. 811-21584

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 12	☒

And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 13	☒

THE VICTORY INSTITUTIONAL FUNDS

(Exact name of Registrant as Specified in Trust Instrument)

3435 Stelzer Road
Columbus, Ohio 43219
(Address of Principal Executive Office)

(800) 362-5365
(Area Code and Telephone Number)

Copy to:

Charles Booth CITI Fund Services, Inc. 3435 Stelzer Road Columbus, Ohio 43219 (Name and Address of Agent for Service)	Christopher K. Dyer The Victory Institutional Funds 127 Public Square Cleveland, OH 44114	Jay G. Baris Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036

Approximate Date of Proposed Public Offering:  As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective:

☒	Immediately upon filing pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐            this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

March 1, 2010

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Victory Institutional Funds

Institutional Diversified Stock Fund

Ticker Symbol: VIDSX

www.VictoryFunds.com
866-689-6999

Table of Contents

Fund Summary	1

Investment Objective	1

Fees and Expenses	1

Principal Investment Strategies	3

Principal Risks	3

Investment Performance	4

Management of the Fund	5

Purchase and Sale of Fund Shares	6

Tax Information	6

Payments to Broker-Dealers and Other Financial Intermediaries	6

Additional Fund Information	7

Investments	9

Risk Factors	10

Organization and Management of the Funds	11

Investing with Victory	12

Choosing a Share Class

Share Price	13

Important Fund Policies	14

How to Buy Shares	18

How to Sell Shares	20

Dividends, Distributions, and Taxes	22

Other Service Providers	24

Financial Highlights	25

Institutional Diversified
Stock Fund Summary

Investment Objective

The Fund seeks to provide long-term growth of capital.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you invest in shares of the Fund.

No load or sales commission is charged to investors in the Fund. You will, however, incur expenses for investment advisory and administrative services, which are included in the Fund's expense ratio.

Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution (12b-1) Fees	NONE
Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.62%

Fees and Expenses of the Fund (continued)

Example:

The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$63	$199	$346	$774

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 97% of the average value of its portfolio.

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Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in equity securities and securities convertible into common stock of large, established U.S. and foreign companies traded on U.S. exchanges.

The Adviser seeks to invest in both growth and value securities.

■  Growth stocks are stocks of companies that the Adviser believes will experience earnings growth; and

■  Value stocks are stocks that the Adviser believes are intrinsically worth more than their market value.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities and securities convertible or exchangeable into common stock. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund's NAV, yield and/or total return may be adversely affected if any of the following occurs:

■  The market value of the securities acquired by the Fund declines.

■  Growth stocks fall out of favor because the companies' earnings growth does not meet expectations.

■  Value stocks fall out of favor relative to growth stocks.

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  Returns are reduced as a result of actively trading the Fund's portfolio.

■  A company's earnings do not increase as expected.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not Federal Deposit Insurance Corporation insured or guaranteed by any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

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Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table below shows how the average annual total returns for shares of the Fund compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.VictoryFunds.com.

Calendar Year Returns for the
Institutional Diversified Stock Fund

Highest/lowest quarterly results during this time period were:

Highest  15.57% (quarter ended September 30, 2009)

Lowest  -24.59% (quarter ended December 31, 2008)

Average Annual Total Returns (For the Periods ended December 31, 2009)	1 Year	Since Inception[1]
Institutional Diversified Stock
Before Taxes	28.02%	2.14%
After Taxes on Distributions	27.76%	1.53%
After Taxes on Distribution and Sale of Fund Shares	18.49%	1.64%
S&P 500 Index[2] (Index returns reflect no deduction for fees, expenses, or taxes)	26.46%	0.65%

1Inception date is June 24, 2005.

2The Standard & Poor's 500 Stock Index is a broad-based unmanaged index that measures the performance of large capitalization domestically traded common stocks. Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.

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MANAGEMENT OF THE FUND

INVESTMENT ADVISER:

Victory Capital Management Inc.

PORTFOLIO MANAGERS:

Lawrence G. Babin is Chief Investment Officer and Senior Managing Director of the Adviser, and has been the portfolio manager of the Fund since its inception in 2005.

Paul D. Danes is a Senior Portfolio Manager and Managing Director with the Adviser, and has been a portfolio manager of the Fund since its inception in 2005.

Carolyn M. Rains is a Portfolio Manager and a Managing Director of the Adviser, and has been a portfolio manager or associate portfolio manager of the Fund since its inception in 2005.

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Purchase and Sale of Fund Shares:

The minimum initial purchase is $10,000,000. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption request may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value after the Fund receives your request in good order.

Tax Information:

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

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Additional Information About the Fund

Some additional information you should know about the Fund.

This Prospectus contains important information about the Institutional Diversified Stock Fund (the "Fund"). The Fund is part of the Victory Institutional Funds (the "Trust"). Please read this Prospectus carefully before you invest and keep it for future reference.

Important Characteristics about
the Institutional Diversified Stock Fund

The Adviser seeks to invest in both growth and value securities.

■  Growth stocks are stocks of companies that the Adviser believes will experience earnings growth; and

■  Value stocks are stocks that the Adviser believes are intrinsically worth more than their market value.

In making investment decisions, the Adviser may consider cash flow, book value, dividend yield, growth potential, quality of management, adequacy of revenues, earnings, capitalization, relation to historical earnings, the value of the issuer's underlying assets, and expected future relative earnings growth. The Adviser will pursue investments that provide above average dividend yield or potential for appreciation.

Share Classes

The Fund currently offers only the class of shares described in this Prospectus. At some future date, the Fund may offer additional classes of shares. The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

Performance

The Fund may advertise its performance by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Advertising information may include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the Securities and Exchange Commission (SEC). Such information may include performance rankings and similar

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Additional Information About the Fund (continued)

information from independent organizations and publications. You also should see the "Investment Performance" section for the Fund.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Fund may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Fund send these documents to each shareholder individually by calling the Fund at 866-689-6999, and they will be delivered promptly.

8

Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy. The Fund will not necessarily buy all of the securities listed below.

For cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

  U.S. Equity Securities.

Can include common stock and securities that are convertible or exchangeable into common stock of U.S. corporations.

  Equity Securities of Foreign Companies Traded on U.S. Exchanges.

Can include common stock, and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

  Investment Companies.

The Fund may invest in securities of other investment companies, including unit investment trusts and exchange traded funds, if those companies invest in securities consistent with the Fund's investment objective and policies.

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Risk Factors

The following describes the principal risks that you may assume as an investor in the Fund.

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

General risks:

■  Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price the Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

■  Manager risk is the risk that the Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.

Risks associated with active trading:

■  Active trading risk is the risk that, to the extent the Fund buys and sells securities actively, it could have higher expenses (which reduces returns to shareholders) and higher taxable distributions. While it is not an investment strategy to actively trade the Fund's portfolio, the Adviser may from time to time do so, generating portfolio turnover rates in excess of 100%.

Risks associated with investing in equity securities:

■  Equity risk is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. For example, in the event of bankruptcy, holders of debt securities have priority over holders of equity securities to a company's assets.

An investment in the Fund is not a complete investment program.

10

Organization and

Management of the Fund

The Fund is the only portfolio offered by the Victory Institutional Funds (the Trust.) The Trust's Board of Trustees has the overall responsibility for overseeing the management of the Fund.

The Investment Adviser

The Trust has an Advisory Agreement with the Adviser. The Adviser is a New York corporation registered as an investment adviser with the SEC and is a second-tier subsidiary of KeyCorp. The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees.

As of December 31, 2009, the Adviser managed assets totaling in excess of $48.0 billion for individual and institutional clients. The Adviser's address is 127 Public Square, Cleveland, Ohio 44114.

For the fiscal year ended October 31, 2009, the Adviser was paid advisory fees at an annual rate equal to 0.50% of the average daily net assets of the Fund. A discussion of the Board's considerations in approving the Advisory Agreement is included in the Fund's semi-annual report.

Portfolio Management

Lawrence G. Babin is lead portfolio manager, and Paul D. Danes and Carolyn M. Rains are co-portfolio managers of the Fund.

Mr. Babin is a Chief Investment Officer and a Senior Managing Director of the Adviser, and has been with the Adviser or an affiliate since 1982. Mr. Babin is a Chartered Financial Analyst Charter Holder.

Mr. Danes is a senior portfolio manager and a Managing Director with the Adviser, and has been associated with the Adviser or an affiliate since 1987.

Ms. Rains is a portfolio manager and a Managing Director of the Adviser, and has been with the Adviser or an affiliate since 1998.

Portfolio Managers listed for the Fund are, together, primarily responsible for the day-to-day management of the Fund's portfolio.

The Fund's SAI provides additional information about the portfolio managers' method of compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

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INVESTING WITH VICTORY

The sections that follow will serve as a guide to your investments in the Fund. You can download the account application form from www.VictoryFunds.com by clicking on Mutual Funds, Institutional Funds, Account Application. For more information on how to access account information and/or applications electronically, please call Victory Institutional Funds Customer Service at 866-689-6999 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

  We want to make it simple for you to do business with us. If you have questions about any of this information, please call one of our customer service representatives at 866-689-6999. They will be happy to assist you.

All you need to do to get started is to fill out an application.

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Share Price

The Fund calculates its share price, called its NAV, each business day at the close of regular trading on the New York Stock Exchange Exchange, Inc. ("NYSE"), which is normally 4:00 p.m. Eastern time, but may be earlier or later on some days. You may buy and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order and it is accepted. A business day is a day on which the NYSE is open.

The Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Fund will price its investments at fair value according to procedures approved by the Board of Trustees. The Fund will fair value a security when:

■  trading in the security has been halted;

■  the market quotation for the security is clearly erroneous due to a clerical error;

■  the security's liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or

■  an event occurs after the close of the trading market (but before the Fund's NAV is calculated) that, in the Adviser's opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security's actual market value in light of subsequent relevant information, and the security's opening price on the next trading day may be different from the fair value price assigned to the security.

The Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares.

You can find the Fund's NAV each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until the fund reaches a specific number of shareholders or level of assets. You may also find the Fund's NAV by calling 866-689-6999 or by visiting the Fund's website at www.VictoryFunds.com.

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

13

Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person who opens a new account:

■  Name;

■  Date of birth (for individuals);

■  Residential or business street address (although post office boxes are still permitted for mailing); and

■  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

14

Important Fund Policies (continued)

Distribution Expenses

The Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other financial intermediaries and service providers, for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Fund. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing." In some circumstances, those types of payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Fund or other Victory Institutional Funds to its customers. You should ask your dealer or financial intermediary for more details about any such payments it receives.

Portfolio Holdings Disclosure

The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter (April 30th) and its fiscal year (October 31st) in its reports to shareholders. The Fund sends reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the SEC by the 70th day after the end of the relevant fiscal period. You can find these reports on the Fund's website, www.VictoryFunds.com, and on the SEC's website, www.sec.gov.

The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (January 31st and July 31st, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC's website, www.sec.gov.

15

Important Fund Policies (continued)

The Fund also discloses its complete portfolio holdings each calendar quarter on the Fund's website, www.VictoryFunds.com, by no later than the 15th day of the following calendar month.

Market Timing

The Victory Institutional Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Fund's Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will:

■  Employ "fair value" pricing, as described in this prospectus under "Share Price," to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity; and

■  Monitor for suspected market timing based on "short-term transaction" activity, that is, a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the Transfer Agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the

16

Important Fund Policies (continued)

Transfer Agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder's trading privileges (other than redemption of Fund shares) will be suspended.

We may make exceptions to the "short-term transaction" policy for certain types of transactions if, in the opinion of the Adviser, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Fund or administrator and transactions by certain qualified fund-of-fund(s).

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary's policy to deter short-term or excessive trading (i) if we believe that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the Fund, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Fund that provide a substantially similar level of protection for the Fund against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Fund's market timing policies and procedures may be modified or terminated at any time.

17

How to Buy Shares

Once the Fund has received and accepted a completed application, you can buy shares through a financial intermediary or through the Fund.

If your purchase request is received in good order and is accepted by the close of regular trading on the NYSE, your purchase will be processed the same day using that day's share price. If your purchase request is received after the close of regular trading on the NYSE, your purchase request will be processed the next business day. You must call the transfer agent to obtain proper wiring instructions, including a reference number. You cannot purchase your shares at www.VictoryFunds.com.

Keep this information handy for purchases or redemptions.

BY WIRE	The Transfer Agent does not charge a wire fee, but your originating bank or intermediary may charge a fee. Financial intermediaries may impose other restrictions as to account minimums, fees or cut-off time for purchase requests. You must always call 866-689-6999 and obtain a reference number BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions. Your purchase request must include proper wire instructions, the reference number, your account number and both the Fund number and Fund name. Transmit your investment to:
The Bank of New York Institutional Diversified Stock Fund

BY TELEPHONE	866-689-6999

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How to Buy Shares (continued)

All purchases must be made by Federal Funds wire. The Fund may reject any purchase order in its sole discretion. You may only buy Fund shares legally available in your state. If your account falls below the initial purchase minimum, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase or redemption. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31st of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

19

There are a number of convenient ways to sell your shares.

How to Sell Shares

To redeem your shares call 866-689-6999. If your request is received in good order by the close of regular trading on the NYSE, your redemption will be processed that same day and your funds will be wired on the next business day. If you call after the close of regular trading on the NYSE, your redemption request will not be processed until the next business day. Financial intermediaries may impose other restrictions as to account minimums, fees, wire changes or cut-off times for redemption requests. You cannot redeem your shares at www.VictoryFunds.com.

The transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

Additional Information about Redemptions

■  The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. The Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

■  If you request a complete redemption your Fund will include any dividends accrued with the redemption proceeds.

20

How to Sell Shares (continued)

■  The Fund may suspend your right to redeem your shares in the following circumstances:

  •  During non-routine closings of the NYSE;

  •  When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

  •  When the SEC orders a suspension to protect the Fund's shareholders.

■  The Fund reserves the right to pay a portion of your redemption request "in kind," that is, in portfolio securities rather than cash.

■  If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

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Dividends, Distributions, and Taxes

Buying a Dividend. You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net income from dividends and interest earned on investments after expenses.

The Fund will distribute short-term gains as necessary, and if the Fund makes a long-term capital gain distribution it is normally paid once a year. Ordinarily, the Fund declares and pays dividends quarterly. However, the Fund may not always pay a dividend or distribution for a given period.

Distributions can be received in one of the following ways.

REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

INCOME EARNED OPTION

You can automatically reinvest your dividends in additional shares of the Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

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Dividends, Distributions, and Taxes (continued)

Important Information about Taxes

The Fund expects to pay no federal income tax on the earnings and capital gains it distributes to shareholders.

■  Qualified dividends received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund's short-term capital gains are taxable as ordinary income. Dividends from the Fund's long-term capital gains are taxable as long-term capital gains.

■  Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares of the Fund. They also may be subject to state and local taxes.

■  Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

■  Tax statements will be mailed from the Fund every January showing the amounts and tax status of distributions made to you.

■  Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

■  The Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.

■  You should review the more detailed discussion of federal income tax considerations in the SAI.

■  The Fund may provide estimated capital gain distribution information through its website at www.VictoryFunds.com.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

23

Other Service Providers

Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), member FINRA and SIPC, is a subsidiary of KeyCorp, 127 Public Square, Cleveland, Ohio 44114, and serves as distributor for the continuous offering of the Fund's shares. The Distributor is an affiliate of the Adviser.

KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, serves as the custodian of the Fund's investments and cash and settles trades made by the Fund.

Victory Capital Management, Inc., 127 Public Square, Cleveland, Ohio 44114, serves as the Administrator and Fund Accountant for the Fund.

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the sub-administrator, transfer agent, sub-fund accountant and dividend disbursing agent for the Fund.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, serves as the Independent Registered Public Accounting firm for the Fund.

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as legal counsel to the Fund.

24

Financial Highlights

INSTITUTIONAL
DIVERSIFIED STOCK FUND

This financial highlights table reflects historical information about the Fund and is intended to help you understand the Fund's financial performance for the past five years.

Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

As of October 31, 2009, the information for each period presented has been audited by Ernst & Young LLP, whose reports, along with the Fund's financial statements, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and at www.VictoryFunds.com. Information provided for the periods ended October 31, 2008 and prior were audited by another independent registered public accounting firm.

	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2006	Period Ended October 31, 2005(a)
Net Asset Value, Beginning of Period	$8.48	$13.77	$11.79	$10.19	$10.00
Investment Activities:
Net investment income	0.12	0.15	0.15	0.09	0.02
Net realized and unrealized gains (losses) on investments	0.58	(4.65)	2.16	1.60	0.19 (b)
Total from Investment Activities	0.70	(4.50)	2.31	1.69	0.21
Distributions:
Net investment income	(0.12)	(0.14)	(0.15)	(0.09)	(0.02)
Net realized gains from investments	—	(0.65)	(0.18)	—	—
Total Distributions	(0.12)	(0.79)	(0.33)	(0.09)	(0.02)
Net Asset Value, End of Period	$9.06	$8.48	$13.77	$11.79	$10.19
Total Return (c)	8.44%	(34.44)%	19.87%	16.62%	2.08%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$584,456	$427,971	$456,685	$203,669	$42,173
Ratio of net expenses to average net assets (d)	0.62%	0.61%	0.65%	0.61%	0.61%
Ratio of net investment income to average net assets (d)	1.49%	1.31%	1.21%	0.87%	0.86%
Ratio of gross expenses to average net assets (d) (e)	0.62%	0.61%	0.65%	0.69%	1.13%
Ratio of net investment income to average net assets (d) (e)	1.49%	1.31%	1.21%	0.79%	0.34%
Portfolio turnover (c)	97%	123%	102%	92%	28%

(a)  The Fund commenced operations on June 24, 2005.

(b)  The amount shown for a share outstanding throughout the period does not accord with the aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

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Victory Institutional Funds Privacy Policy

Protecting the Privacy of Information

The Victory Institutional Funds respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Victory Institutional Funds do not share information with other companies for purposes of marketing solicitations for products other than The Victory Institutional Funds. Therefore, The Victory Institutional Funds do not provide opt-out options to their shareholders.

[Not a part of this Prospectus]

P.O. Box 182659

Columbus, OH 43218-2659

Statement of Additional Information (SAI) – The SAI contains a more detailed legal description of the Funds' operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus. This means that it is legally part of this Prospectus, even if you don't request a copy.

Annual and Semi-annual Reports – Annual and semi-annual reports contain more information about the Funds' investments and the market conditions and investment strategies that significantly affected the Funds' performance during the most recent fiscal period.

How to Obtain Information

You may obtain a free copy of the SAI or annual and semi-annual reports, and ask questions about the Funds or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone:	Call the Fund at 866-689-6999.

By mail	The Victory Institutional Funds P.O. Box 182659 Columbus, OH 43218-2659

You also can get information about the Funds (including the SAI and reports) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.

On the Internet	EDGAR database at sec.gov or by email request at publicinfo@sec.gov

By mail	SEC Public Reference Section Washington, D.C. 20549-1520

Investment Company Act File Number 811-21564

VIF-IDS-PRO (3/10)

STATEMENT OF ADDITIONAL INFORMATION

THE VICTORY INSTITUTIONAL FUNDS

Institutional Diversified Stock Fund

Ticker Symbol: VIDSX

March 1, 2010

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus of the Fund listed above, dated March 1, 2010, as amended or supplemented from time to time.  This SAI is incorporated by reference in its entirety into the prospectus.  Copies of the prospectus may be obtained by writing the Fund at P.O. Box 182593 Columbus, Ohio 43218-2593, or by calling toll free 800-539-FUND (800-539-3863).

The Trust’s audited financial statements for the fiscal year ended October 31, 2009 are incorporated in this SAI by reference to the Fund’s 2009 annual report to shareholders (File No. 811-21584).  You may obtain a copy of the Fund’s latest annual report at no charge by writing to the address or calling the phone number noted above.

STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION.

The Victory Institutional Funds (the “Trust”) was organized as a Delaware statutory trust on August 1, 2003.  The Trust is an open-end management investment company consisting of one series (the “Fund”) of units of beneficial interest (“shares”).  The outstanding shares represent interests in the Institutional Diversified Stock Fund.

Much of the information contained in this SAI expands on subjects discussed in the prospectus.  Capitalized terms not defined herein are used as defined in the prospectus.  No investment in shares of the Fund should be made without first reading the prospectus.

INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS.

Investment Objectives.

The Fund’s investment objective is fundamental, meaning it may not be changed without a vote of the holders of a majority of the Fund’s outstanding voting securities.  There can be no assurance that the Fund will achieve its investment objective.

Investment Policies and Limitations.

The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund’s outstanding voting securities unless (1) a policy expressly is deemed to be a fundamental policy of the Fund or (2) a policy expressly is deemed to be changeable only by such majority vote.  The Fund may, following notice to its shareholders, employ other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed to the extent such investment practices are both consistent with the Fund’s investment objective and legally permissible for the Fund.  Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the prospectus.

The Fund’s classification and sub-classification is a matter of fundamental policy.  The Fund is classified as an open-end investment company and sub-classified as a diversified investment company.

The following policies and limitations supplement the Fund’s investment policies as set forth in its prospectus.  Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the Investment Company Act of 1940, as amended (the “1940 Act”)).  Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.  If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees of the Trust (the “Board” or the “Trustees”) will consider what actions, if any, are appropriate to maintain adequate liquidity.

Fundamental Investment Policies and Limitations.  The following investment restrictions are fundamental and may not be changed without a vote of the holders of a majority of the Fund’s outstanding voting securities.

1.             Senior Securities.

The Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authority having jurisdiction.

2.             Underwriting.

The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), when reselling securities held in its own portfolio.

3.             Borrowing.

The Fund may not borrow money, except that as permitted under the 1940 Act, or by order of the Securities and Exchange Commission (the “SEC”) and as interpreted or modified from time to time by regulatory authority having jurisdiction.

4.             Real Estate.

The Fund may not purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments.  This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts.  This restriction does not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in such activities.  This restriction shall not prevent the Fund from investing in real estate operating companies and shares of companies engaged in other real estate related businesses.

5.             Lending.

The Fund may not make loans, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authority having jurisdiction.

6.             Commodities.

The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7.             Concentration.

The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified from time to time by regulatory authority having jurisdiction.  This restriction shall not prevent the Fund from investing all of its assets in a “master” fund that has adopted similar investment objectives, policies and restrictions.

Non-Fundamental Investment Policies and Limitations.

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Board.  Changing a non-fundamental restriction does not require a vote of the holders of a majority of the Fund’s outstanding voting securities.

1.             Illiquid Securities.

The Fund may not invest more than 15% of its net assets in illiquid securities.  Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and, in the usual course of business, at approximately the price at which the Fund has valued them.  Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days.  Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the Securities Act shall not be deemed illiquid solely by reason of being unregistered.  Victory Capital Management Inc., the Fund’s investment adviser (the “Adviser”), determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

2.             Short Sales and Purchases on Margin.

The Fund may not make short sales of securities, other than short sales “against the box,” or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

3.             Other Investment Companies.

The Fund may not purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act, which permits operation as a “fund of funds.”

Except as provided in the next paragraph, the Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

The Fund may purchase and redeem shares issued by a money market fund without limit, provided that either: (1) the Fund pays no “sales charge” or “service fee” (as each of those terms is defined in the NASD Conduct Rules); or (2) the Adviser waives its advisory fee in an amount necessary to offset any such sales charge or service fee.

For purposes of this investment restriction, a “money market fund” is either: (1) an open-end investment company registered under the 1940 Act and regulated as a money market fund in accordance with Rule 2a-7 under the 1940 Act; or (2) a company that is exempt from registration as in investment company under Sections 3(c)(1) or 3(c)(7) of the 1940 Act and that: (a) limits its investments to those permitted under Rule 2a-7 under the 1940 Act; and (b) undertakes to comply with all the other requirements of Rule 2a-7, except that, if the company has no board of directors, the company’s investment adviser performs the duties of the board of directors.

INSTRUMENTS IN WHICH THE FUND CAN INVEST.

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest in accordance with its investment objective, policies and limitations, including certain transactions the Fund may make and strategies it may adopt.  The Fund’s investments in the following securities and other financial instruments are subject to the investment policies and limitations described in the prospectus and this SAI.  The following also contains a brief description of the risk factors related to these securities.  The Fund may, following notice to its shareholders, take advantage of other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed, to the extent such investment practices are both consistent with the Fund’s investment objective and are legally permissible for the Fund.  Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the prospectus and this SAI.

Unless otherwise noted, the Fund may invest in the securities described in this section.

Corporate and Short-Term Obligations..

U.S. Corporate Debt Obligations include bonds, debentures, and notes.  Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property.  Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities and stripped government securities.  Bonds, notes, and debentures in which the Fund may invest may differ in interest rates, maturities, and times of issuance.  The market value of the Fund’s fixed income investments will change in response to interest rate changes and other factors.  During periods of falling interest rates, the values of outstanding fixed income securities generally rise.  Conversely, during periods of rising interest rates, the values of such securities generally decline.  Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities also are subject to greater market fluctuations as a result of changes in interest rates.  The Fund may invest up to 20% of its total assets in these obligations.

Changes by nationally recognized statistical rating organizations (“NRSROs”) in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments.  Except under conditions of default, changes in the value of the Fund’s securities will not affect cash income derived from these securities but may affect the Fund’s net asset value per share (“NAV”).

Convertible and Exchangeable Debt Obligations.  A convertible debt obligation is typically a bond or preferred stock that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer.  Convertible debt obligations are usually senior to common stock in a corporation’s capital structure, but usually are subordinate to similar non-convertible debt obligations.  While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible debt obligation), a convertible debt obligation also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.  The Fund may invest in convertible and exchangeable debt obligations without limit.

An exchangeable debt obligation is debt that is redeemable in either cash or a specified number of common shares of a company different from the issuing company.  Exchangeable debt obligations have characteristics and risks similar to those of convertible debt obligations and behave in the market place the same way as convertible debt obligations.

In general, the market value of a convertible debt obligation is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., the value of the underlying share of common stock if the security is converted).  As a fixed-income security, a convertible debt obligation tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise.  However, the price of a convertible debt obligation also is influenced by the market value of the security’s underlying common stock.  Thus, the price of a convertible debt obligation tends to increase as the market value of the underlying stock increases, and tends to decrease as the market value of the underlying stock declines.  While no securities investment is without some risk, investments in convertible debt obligations generally entail less risk than investments in the common stock of the same issuer.

Securities received upon conversion of convertible debt obligation or upon exercise of call options or warrants forming elements of synthetic convertibles (described below) may be retained temporarily to permit orderly disposition or to defer realization of gain or loss for federal tax purposes, and will be included in calculating the amount of the Fund’s total assets invested in true and synthetic convertibles.

Preferred Stocks are instruments that combine qualities both of equity and debt securities.  Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document.  Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights.  Preferred stocks typically do not have voting rights.  The Fund may invest up to 20% of its total assets in preferred stock issued by domestic and foreign corporations.

Real Estate Investment Trusts (“REITs”) are corporations or business trusts that invest in real estate, mortgages or real estate-related securities.  REITs are often grouped into three investment structures: Equity REITs, Mortgage REITs and Hybrid REITs.  Equity REITs invest in and own real estate properties.  Their revenues come principally from rental income of their properties.  Equity REITs provide occasional capital gains or losses from the sale of properties in their portfolio.  Mortgage REITs deal in investment and ownership of property mortgages.  These REITs typically loan money for mortgages to owners of real estate, or invest in existing mortgages or mortgage backed securities.  Their revenues are generated primarily by the interest that they earn on the mortgage loans.  Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs by investing in both properties and mortgages.  The Fund may invest up to 25% of its total assets in REITs.

Short-Term Corporate Obligations are bonds issued by corporations and other business organizations in order to finance their short-term credit needs.  Corporate bonds in which the Fund may invest generally consist of those rated in the two highest rating categories of an NRSRO that possess many favorable investment attributes.  In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances.  The Fund may invest up to 20% of its total assets in these instruments.

Demand Features.  The Fund may acquire securities that are subject to puts and standby commitments (“demand features”) to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund.  The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security.  The Fund uses these arrangements to obtain liquidity and not to protect against changes in the market value of the underlying securities.  The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security.  Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

Bankers’ Acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Bankers’ acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus and undivided profits in excess of $100 million (as of the date of their most recently published financial statements).

Certificates of Deposit (“CDs”) are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.  The Fund may invest in CDs and demand and time deposits of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus and undivided profits in excess of $100 million (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the “FDIC”) or the Savings Association Insurance Fund.

Eurodollar CDs are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States.  Eurodollar time deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank.  Yankee CDs are CDs issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

Canadian Time Deposits are U.S. dollar-denominated CDs issued by Canadian offices of major Canadian banks.

Commercial Paper is comprised of unsecured promissory notes, usually issued by corporations.  Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.  The Fund will purchase only commercial paper rated in one of the two highest categories at the time of purchase by an NRSRO or, if not rated, found by the Adviser to present minimal credit risks and to be of comparable quality, in accordance with guidelines established by the Board, to instruments that are rated high quality (i.e., in one of the two top ratings categories) by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments.  For a description of the rating symbols of each NRSRO, see Appendix A to this SAI.

Short-Term Funding Agreements.  The Fund may invest in short-term funding agreements (sometimes referred to as guaranteed investment contracts or “GICs”) issued by insurance companies.  Pursuant to such agreements, the Fund makes cash contributions to a deposit fund of the insurance company’s general account.  The insurance company then credits the Fund, on a monthly basis, guaranteed interest that is based on an index.  The short-term funding agreement provides that this guaranteed interest will not be less than a certain minimum rate.  Because the principal amount of a short-term funding agreement may not be received from the insurance company on seven days notice or less, the agreement is considered to be an illiquid investment and, together with other instruments in the Fund that are not readily marketable, will not exceed 15% of the Fund’s net assets.  In determining dollar-weighted average portfolio maturity, a short-term funding agreement will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Receipts

Receipts are separately traded interest and principal component parts of bills, notes, and bonds issued by the U.S. Treasury that are transferable through the federal book entry system, known as “separately traded registered interest and principal securities” (“STRIPS”) and “coupon under book entry safekeeping” (“CUBES”).  These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts.  The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.  Receipts include Treasury receipts (“TRs”), Treasury investment growth receipts (“TIGRs”), and certificates of accrual on Treasury securities (“CATS”).  The Fund may invest up to 20% of its total assets in receipts.

Investment Grade and High Quality Securities.

The Fund may invest in “investment grade” obligations, which are those rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, are obligations that the Adviser determines to be of comparable quality.  The applicable securities ratings are described in Appendix A to this SAI.  “High-quality” short-term obligations are those obligations that, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one NRSRO (for example, commercial paper rated “A-1” or “A-2” by Standard & Poor’s (“S&P”) or “P-1” or “P-2” by Moody’s Investors Service (“Moody’s”)) or (2) are unrated by an NRSRO but are determined by the Adviser to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Fund under guidelines adopted by the Board.

Loans and Other Direct Debt Instruments.

Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party.  They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties.  Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation.  In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary.  Direct debt instruments also may include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand.

U.S. Government Obligation.

U.S. Government Securities are obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities.  Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the agency or instrumentality.  No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.  The Fund may invest up to 20% of its total assets in these securities.

Wholly-Owned Government Corporations include: (A) the Commodity Credit Corporation; (B) the Community Development Financial Institutions Fund; (C) the Export-Import Bank of the United States; (D) the Federal Crop Insurance Corporation; (E) Federal Prison Industries, Incorporated; (F) the Corporation for National and Community Service; (G) GNMA; (H) the Overseas Private Investment Corporation; (I) the Pennsylvania Avenue Development Corporation; (J) the Pension Benefit Guaranty Corporation; (K) the Rural Telephone Bank until the ownership, control and operation of the Bank are converted under section 410(a) of the Rural Electrification Act of 1936 (7 U.S.C. 950(a)); (L) the Saint Lawrence Seaway Development Corporation; (M) the Secretary of Housing and Urban Development when carrying out duties and powers related to the Federal Housing Administration Fund; (N) the Tennessee Valley Authority (“TVA”); (O) the Panama Canal Commission; and (P) the Alternative Agricultural Research and Commercialization Corporation.

The Tennessee Valley Authority, a federal corporation and the nation’s largest public power company, issues a number of different power bonds, quarterly income debt securities (“QUIDs”) and discount notes to provide capital for its power program.  TVA bonds include: global and domestic power bonds, valley inflation-indexed power securities, which are indexed to inflation as measured by the Consumer Price Index; and put-able automatic rate reset securities, which are 30-year non-callable securities.  QUIDs pay interest quarterly, are callable after five years and are due at different times.  TVA discount notes are available in various amounts and with maturity dates less than one year from the date of issue.  Although TVA is a federal corporation, the U.S. government does not guarantee its securities, although TVA may borrow under a line of credit from the U.S. Treasury.

Mortgage-Backed Securities.

Mortgage-Backed Securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations and adjustable-rate mortgage obligations.  All of these mortgage obligations can be used to create pass-through securities.  A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold.  The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal, and prepayments (net of a service fee).

Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation’s scheduled maturity date.  As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates.  Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates.  Prepayment rates are important because of their effect on the yield and price of the securities.

Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid.  The opposite is true for pass-throughs purchased at a discount.  The Fund may purchase mortgage-backed securities at a premium or at a discount.  Among the U.S. government securities in which the Fund may invest are government mortgage-backed securities (or government guaranteed mortgage-related securities).  Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund’s shares.  The Fund may invest up to 20% of its total assets in these securities.

Federal Farm Credit Bank Securities.  A U.S. government-sponsored institution, the Federal Farm Credit Bank (“FFCB”) consolidates the financing activities of the component banks of the Federal Farm Credit System, established by the Farm Credit Act of 1971 to provide credit to farmers and farm-related enterprises.  The FFCB sells short-term discount notes maturing in 1 to 365 days, short-term bonds with three- and six-month maturities and adjustable rate securities through a national syndicate of securities dealers.  Several dealers also maintain an active secondary market in these securities.  FFCB securities are not guaranteed by the U.S. government and no assurance can be given that the U.S. government will provide financial support to this instrumentality.

Federal Home Loan Bank Securities.  Similar to the role played by the Federal Reserve System with respect to U.S. commercial banks, FHLB, created in 1932, supplies credit reserves to savings and loans, cooperative banks and other mortgage lenders. FHLB sells short-term discount notes maturing in one to 360 days and variable rate securities, and lends the money to mortgage lenders based on the amount of collateral provided by the institution.  FHLB securities are not guaranteed by the U.S. government, although FHLB may borrow under a line of credit from the U.S. Treasury.

U.S. Government Mortgage-Backed Securities.  Certain obligations of certain agencies and instrumentalities of the U.S. government are mortgage-backed securities.  Some such obligations, such as those issued by GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of FFCB or FHLMC, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies and instrumentalities if it is not obligated to do so by law.

GNMA is the principal governmental (i.e., backed by the full faith and credit of the U.S. government) guarantor of mortgage-backed securities.  GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development.  GNMA is authorized to guarantee, with the full faith and credit of the U.S.

government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages.  Government-related (i.e., not backed by the full faith and credit of the U.S. government) guarantors include FNMA and FHLMC, which are government-sponsored corporations owned entirely by private stockholders.  Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest, but are not backed by the full faith and credit of the U.S. government.

GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages.  GNMA Certificates that the Fund may purchase are the “modified pass-through” type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the “issuer” and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (“FHA”) or guaranteed by the Veterans Administration (“VA”).  The GNMA guarantee is backed by the full faith and credit of the U.S. government.  GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the underlying mortgages.  Prepayments of principal by mortgagors and mortgage foreclosures usually will result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool.  Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

The Fund may purchase construction loan securities, a form of GNMA certificate, that are issued to finance building costs.  The funds are paid by the Fund and disbursed as needed or in accordance with a prearranged plan over a period as long as three years.  The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal.  Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued.  It is the Fund’s policy to record these GNMA certificates on the day after trade date and to segregate assets to cover its commitments on the day after trade date as well.  When the Fund sells a construction loan security, the settlement of the trade is not completed as to any additional funds that are scheduled to be paid by the owner of the security until those payments are made, which may be as long as three years.  During this period of time prior to settlement of the trade, the Fund’s segregation of assets continues in the amount of the additional funds scheduled to be paid by the owner of the security.  If the security fails to settle at any time during this period because the current owner fails to make a required additional payment of funds, the Fund could be subject to a loss similar to the loss that a seller normally is subject to upon the failed settlement of a security.

FHLMC Securities.  FHLMC was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages.  FHLMC issues two types of mortgage pass-through securities (“FHLMC Certificates”), mortgage participation certificates and collateralized mortgage obligations (“CMOs”).  Participation Certificates resemble GNMA Certificates in that each Participation Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool.  FHLMC guarantees timely monthly payment of interest on Participation Certificates and the ultimate payment of principal.  FHLMC Gold Participation Certificates guarantee the timely payment of both principal and interest.

FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC.  Although the FHLMC guarantee is not backed by the full faith and credit of the U.S. government, FHLMC may borrow under a line of credit from the U.S. Treasury.

FNMA Securities.  FNMA was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages.  FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates (“FNMA Certificates”) and CMOs.  FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool.  FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs.  Although the FNMA guarantee is not backed by the full faith and credit of the U.S. government, FNMA may borrow under a line of credit from the U.S. Treasury.

SLMA Securities.  Established by federal decree in 1972 to increase the availability of education loans to college and university students, SLMA is a publicly traded corporation that guarantees student loans traded in the secondary market.  SLMA purchases student loans from participating financial institutions that originate these loans and provides financing to state education loan agencies.  SLMA issues short- and medium-term notes and floating rate securities.  SLMA securities are not guaranteed by the U.S. government, although SLMA may borrow under a line of credit from the U.S. Treasury.

Collateralized Mortgage Obligations.  CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds.  The Fund may invest up to 20% of its total assets in these securities.

Non-Government Mortgage-Backed Securities.  The Fund may invest in mortgage-related securities issued by non-government entities.  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans.  Such issuers also may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Pools created by such non-government issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools.  However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance.  The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.  Such insurance and guarantees and the creditworthiness of the issuers, thereof will be considered in determining whether a non-government mortgage-backed security meets the Fund’s investment quality standards.  There can be no assurance that the private insurers can meet their obligations under the policies.  The Fund may buy non-government mortgage-backed securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the Adviser determines that the securities meet the Fund’s quality standards.  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.  The Fund will not purchase mortgage-related securities or any other assets that in the opinion of the Adviser are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be invested in illiquid securities.

The Fund may purchase mortgage-related securities with stated maturities in excess of 10 years.  Mortgage-related securities include CMOs and participation certificates in pools of mortgages.  The average life of mortgage-related securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years.  The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments.  The rate of such prepayments, and hence the average life of the certificates, will be a function of current market interest rates and current conditions in the relevant housing markets.  The impact of prepayment of mortgages is described under “Government Mortgage-Backed Securities.” Estimated average life will be determined by the Adviser.  Various independent mortgage-related securities dealers publish estimated average life data using proprietary models, and in making such determinations, the Adviser will rely on such data except to the extent such data are deemed unreliable by the Adviser.  The Adviser might deem data unreliable that appeared to present a significantly different estimated average life for a security than data relating to the estimated average life of comparable securities as provided by other independent mortgage-related securities dealers.

Foreign Investments.

The Fund may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including sponsored and unsponsored American Depositary Receipts (“ADRs”).  Such investment may subject the Fund to significant investment risks that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets.  Unsponsored ADRs may involve additional risks.  The Fund may invest up to 20% of its total assets in foreign equity securities traded on U.S. exchanges.

The value of securities denominated in or indexed to foreign currencies and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

Investing abroad also involves different political and economic risks.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention.  There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises.  Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.  There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects.

Derivatives.

Futures and Options.

Futures Contracts.  The Fund may enter into futures contracts, including stock index futures contracts and options on futures contracts for the purposes of remaining fully invested and reducing transaction costs.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index, at a specified future time and at a specified price.  In a stock index futures contract, two parties agree to receive or deliver a specified amount of cash multiplied by the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck.  Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges.  The Commodity Futures Trading Commission (the “CFTC”) regulates futures exchanges and trading under the Commodity Exchange Act.

Although futures contracts by their terms call for actual delivery and receipt of the underlying securities, in most cases these contracts are closed out before the settlement date without actual delivery or receipt.  Closing out an open futures position is done by taking an offsetting position in an identical contract to terminate the position (buying a contract that has previously been “sold,” or “selling” a contract previously purchased).  Taking an offsetting position also can be accomplished by the acquisition of put and call options on futures contracts that will, respectively, give the Fund the right (but not the obligation), in return for the premium paid, for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.  Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders, such as the Fund, are required to make a good faith margin deposit in cash or liquid securities with a broker or custodian to initiate and maintain open positions in futures contracts.  A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date.  Minimal initial margin requirements are established by the futures exchange and are subject to change.  Brokers may establish deposit requirements that are higher than the exchange minimums.  Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily.  If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.  Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder.  Variation margin payments are made to and from the futures broker for as long as the contract remains open.  The Fund expects to earn interest income on its margin deposits.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund may seek to offset a decline in the value of its portfolio securities through the sale of futures contracts.  When interest rates are expected to fall or market values are expected to rise, the Fund may purchase futures contracts in an attempt to secure better rates or prices on anticipated purchases than those that might later be available in the market.

The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.  The Fund also may enter into futures contracts as a temporary substitute to maintain exposure to a particular market or security pending investment in that market or security.

Restrictions on the Use of Futures Contracts.  The Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund’s total assets.  In addition, the Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund’s total assets.  Futures transactions will be limited to the extent necessary to maintain the Fund’s qualification as a regulated investment company.

In accordance with CFTC regulations, the Trust, as a registered investment company, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act.  In connection with this exclusion, the Trust has undertaken to submit to any CFTC special calls for information.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC.  Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or liquid securities equal to the purchase price of the contract (less any margin on deposit).  For a short position in futures contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but is not less than the price at which the short position was established).  However, segregation of assets is not required if the Fund “covers” a long position.  For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.  In addition, where the Fund takes short positions, it need not segregate assets if it “covers” these positions.  For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract.  The Fund also may cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established.  Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract.  The Fund also could cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

In addition, the extent to which the Fund may enter into transactions involving futures contracts may be limited by the requirements of the Internal Revenue Code (the “Code”) for qualification as a regulated investment company and the Fund’s intention to qualify as such.

Risk Factors in Futures Transactions.  Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures.  However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time.  Thus, it may not be possible to close a futures position.  In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin.  In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so.  In addition, the Fund may be required to make delivery of the instruments underlying the futures contracts that it holds.  The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them.  The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing.  Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there may be increased participation by speculators in the futures market that also may cause temporary price distortions.  A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor.  For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out.  Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.  However, because the futures strategies engaged in by the Fund are only for hedging purposes, the Adviser does not believe that the Fund is subject to the risks of loss frequently associated with futures transactions.  The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Use of futures transactions by the Fund involves the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged.  It also is possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities.  There also is the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has open positions in a futures contract or related option.

The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner.  Such unanticipated changes also may result in poorer overall performance than if the Fund had not entered into any futures transactions.  Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies.

The Fund may invest in futures contracts in a manner consistent with its policies for investing in derivative instruments, as established by the Board.  The Fund may utilize futures contracts for speculative purposes (for example, to generate income), to hedge or as a substitute for investing directly in securities.

Options.  The Fund may write (i.e. sell) call options that are traded on national securities exchanges with respect to common stock in its portfolio.  The Fund may write covered calls on up to 25% of its total assets.  The Fund must at all times have in its portfolio the securities that it may be obligated to deliver if the option is exercised.  The risk of writing uncovered call options is that the writer of the option may be forced to acquire the underlying security at a price in excess of the exercise price of the option, that is, the price at which the writer has agreed to sell the underlying security to the purchaser of the option.  The Fund may write call options in an attempt to realize a greater level of current income than would be realized on the securities alone.  The Fund also may write call options as a partial hedge against a possible stock market decline.  In view of its investment objective, the Fund generally would write call options only in circumstances where the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.  As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised.  So long as the Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit.  The Fund retains the risk of loss should the value of the underlying security decline.  The Fund also may enter into “closing purchase transactions” in order to terminate its obligation as a writer of a call option prior to the expiration of the option.  Although the writing of call options only on national securities exchanges increases the likelihood of the Fund’s ability to make closing purchase transactions, there is no assurance that the Fund will be able to effect such transactions at any particular time or at any acceptable price.  The writing of call options could result in increases in the Fund’s portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Puts.  A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price.  The Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.  The amount payable to the Fund upon its exercise of a “put” is normally: (i) the Fund’s acquisition cost of the securities (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities; plus (ii) all interest accrued on the securities since the last interest payment date during that period.

The Fund may acquire puts to facilitate the liquidity of its portfolio assets.  The Fund also may use puts to facilitate the reinvestment of its assets at a rate of return more favorable than that of the underlying security.  The Fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration.  However, if necessary or advisable, the Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).  The Fund intend to acquire puts only from dealers, banks and broker-dealers that, in the Adviser’s opinion, present minimal credit risks.

Other Investments.

Illiquid Investments are investments that cannot be sold or disposed of, within seven business days, in the ordinary course of business at approximately the prices at which they are valued.

Under the supervision of the Board, the Adviser determines the liquidity of the Fund’s investments and, through reports from the Adviser, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund’s investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment).

Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, non-government stripped fixed-rate mortgage-backed securities and securities that the Adviser determines to be illiquid.

In addition, the Fund considers over-the-counter options to be illiquid.  With respect to over-the-counter options that the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration.

In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board.  If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, the Fund would seek to take appropriate steps to protect liquidity.

Restricted Securities. Restricted Securities are securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering.  Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares.  The Fund may invest up to 20% of its total assets in restricted securities.

Participation Interests.  The Fund may purchase interests in securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies.  These interests may take the form of participation, beneficial interests in a trust, partnership interests or any other form of indirect ownership.  The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying securities.

Warrants are securities that give the Fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time.  The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to greater price fluctuations.  As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.  The Fund may invest up to 10% of its total assets in warrants.

Refunding Contracts.  The Fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract.  Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price).  The Fund may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract.  When required by SEC guidelines, the Fund will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts.

Standby Commitments.  The Fund may enter into standby commitments, which are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise.  The Fund may acquire standby commitments to enhance the liquidity of portfolio securities.  Ordinarily, the Fund may not transfer a standby commitment to a third party, although they could sell the underlying municipal security to a third party at any time.  The Fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments.  In the latter case, the Fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.  Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Fund; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Other Investment Companies.  The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.  The Fund may purchase and redeem shares issued by a money market fund without limit, provided that either: (1) the Fund pays no “sales charge” or “service fee” (as each of those terms is defined in the FINRA Conduct Rules); or (2) the Adviser waives its advisory fee in an amount necessary to offset any such sales charge or service fee.

Exchange Traded Funds.  (“ETFs”) are investment companies whose primary objective is to achieve the same rate of return as a particular market index while trading throughout the day on an exchange.  ETF shares are sold initially in the primary market in units of 50,000 or more (“creation units”).  A creation unit represents a bundle of securities that replicates, or is a representative sample of, a particular index and that is deposited with the ETF.  Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash.  The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks.  The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying portfolio securities.  The Fund would purchase and sell individual shares of ETFs in the secondary market.  These secondary market transactions require the payment of commissions.

Risk Factors Associated with Investments in ETFs.  ETF shares are subject to the same risk of price fluctuation due to supply and demand as any other stock traded on an exchange, which means that the Fund could receive less from the sale of shares of an ETF it holds than it paid at the time it purchased those shares.  Furthermore, there may be times when the exchange halts trading, in which case the Fund would be unable to sell them until trading is resumed.  In addition, because ETFs invest in a portfolio of common stocks, the value of an ETF could decline if stock prices decline.  An overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio.  Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index.

Other risks associated with ETFs include the possibility that: (i) an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated.  Should termination occur, the ETF could have to liquidate its portfolio securities when the prices for those securities are falling.  In addition, inadequate or irregularly provided information about an ETF or its investments, because ETFs are passively managed, could expose investors in ETFs to unknown risks.

INVESTMENT STRATEGIES.

The Fund’s principal investment strategies are described in the prospectus.  To carry out its investment strategy, the Fund may engage in one or more of the following activities:

Temporary Defensive Measures.  For temporary defensive purposes in response to market conditions, the Fund may hold up to 100% of its assets in cash or high quality, short-term obligations such as domestic and foreign commercial paper (including variable-amount master demand notes), bankers’ acceptances, CDs and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks and repurchase agreements.  (See “Foreign Investments” for a description of risks associated with investments in foreign securities.)  These temporary defensive measures may result in performance that is inconsistent with the Fund’s investment objective.

Repurchase Agreements.  Securities held by the Fund may be subject to repurchase agreements.  Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by the Adviser pursuant to guidelines adopted by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price.  The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).  The Fund may invest up to 20% of its total assets in repurchase agreements.

If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

Reverse Repurchase Agreements.  The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act.  Pursuant to such an agreement, the Fund would sell a portfolio security to a financial institution, such as a bank or a broker-dealer, and agree to repurchase such security at a mutually agreed-upon date and price.  At the time the Fund enters into a reverse repurchase agreement, it will segregate assets (such as cash or liquid securities) consistent with the Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest).  The collateral will be marked-to-market on a daily basis and will be monitored continuously to ensure that such equivalent value is maintained.  Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Securities Lending Transactions.  The Fund may from time to time lend securities from its portfolio to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. government obligations.  KeyBank National Association, an affiliate of the Adviser (“KeyBank”), serves as lending agent for the Fund pursuant to a Securities Lending Agency Agreement that was approved by the Board.  Under the Fund’s current practices (which are subject to change), the Fund must receive initial collateral equal to 102% of the market value of the loaned securities, plus any interest due in the form of cash or U.S. government obligations. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities.  Pursuant to an SEC exemptive order, KeyBank has entered into an arrangement with the Fund whereby KeyBank receives a fee based on a percentage of the net returns generated by the lending transactions.  Under the Securities Lending Agency Agreement, KeyBank receives a pre-negotiated percentage of the net earnings on the investment of the collateral.  The Fund will not lend portfolio securities to: (a) any “affiliated person” (as that term is defined in the 1940 Act) of the Fund; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person.  During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement.  Loans will be subject to termination by the Fund or the borrower at any time.  While the Fund will not have the right to vote securities on loan, it intends to terminate loans and regain the right to vote if that is considered important with respect to the investment.  The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions that the Adviser has determined are creditworthy under guidelines established by the Board.  The Fund will limit its securities lending to 33-1/3% of total assets.

Short Sales Against-the-Box.  The Fund will not make short sales of securities, other than short sales “against-the-box.”  In a short sale against-the-box, the Fund sells a security that it owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future.  The Fund will enter into short sales against-the-box to hedge against unanticipated declines in the market price of portfolio securities.  If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

When-Issued Securities.  The Fund may purchase securities on a when-issued basis (i.e., for delivery beyond the normal settlement date at a stated price and yield).  When the Fund agrees to purchase securities on a when-issued basis, the custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account.  Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the segregated assets remains equal to the amount of the Fund’s commitment.  It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.  When the Fund engages in when-issued transactions, it relies on the seller to consummate the trade.  Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous.  The Fund does not intend to purchase when-issued securities for speculative purposes, but only in furtherance of their investment objectives.

Delayed-Delivery Transactions.  The Fund may buy and sell securities on a delayed-delivery basis.  These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future).  Typically, no interest accrues to the purchaser until the security is delivered. The Fund may receive fees for entering into delayed-delivery transactions.

When purchasing securities on a delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations in addition to the risks associated with the Fund’s other investments.  Because the Fund is not required to pay for securities until the delivery date, these delayed-delivery purchases may result in a form of leverage.  When delayed-delivery purchases are outstanding, the Fund will segregate cash and appropriate liquid assets to cover its purchase obligations.  When the Fund has sold a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to the security.  If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

The Fund may renegotiate delayed-delivery transactions after they are entered into or may sell underlying securities before they are delivered, either of which may result in capital gains or losses.

Secondary Investment Strategies.  In addition to the principal strategies described in the prospectus, the Fund may invest up to 20% of its total assets in preferred stocks, investment grade corporate debt securities, short-term debt obligations and U.S. government obligations; and may, but is not required to, use derivative instruments.

DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES.

The Fund’s NAV is determined and the shares of the Fund are priced as of the valuation time indicated in the relevant prospectus on each Business Day.  With respect to the Fund, a “Business Day” is a day on which the New York Stock Exchange, Inc. (the “NYSE”) is open.  The NYSE will not open in observance of the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Each equity security held by the Fund is valued at the closing price on the exchange where the security is principally traded.  Each security traded in the over-the-counter market (but not including securities the trading activity of which is reported on Nasdaq’s Automated Confirmation Transaction (“ACT”) System) is valued at the bid based upon quotes furnished by market makers for such securities.  Each security the trading activity of which is reported on Nasdaq’s ACT System is valued at the Nasdaq Official Closing Price (“NOCP”).  Convertible debt securities are valued in the same manner as any debt security.  Non-convertible debt securities are valued on the basis of prices provided by independent pricing services.  Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-sized trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.  Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specially authorized by the Board.  Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost, except for convertible debt securities.  For purposes of determining NAV, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE.  The values of such securities used in computing the NAV of the Fund’s shares generally are determined at such times.  Foreign currency exchange rates are also generally determined prior the close of the NYSE.  Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE.  If events affecting the value of securities occur during such a period, and the Fund’s NAV is materially affected by such changes in the value of the securities, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board.

PERFORMANCE.

From time to time, the “standardized yield,” “distribution return,” “dividend yield,” “average annual total return,” “total return,” and “total return at NAV” of an investment in Fund shares may be advertised.  An explanation of how yields and total returns are calculated and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing the Fund’s performance.  The Fund’s advertisement of its performance must, under applicable SEC rules, include the average annual total returns for shares of the Fund for the 1, 5 and 10-year period (or the life of the Fund, if less) as of the most recently ended calendar quarter.  This enables an investor to compare the Fund’s performance to the performance of other funds for the same periods.  However, a number of factors should be considered before using such information as a basis for comparison with other investments.  Investments in the Fund are not insured; their yield and total return are not guaranteed and normally will fluctuate on a daily basis.  When redeemed, an investor’s shares may be worth more or less than their original cost.  Yield and total return for any given past period are not a prediction or representation by the Trust of future yields or rates of return on its shares.  The yield and total returns of the Fund are affected by portfolio quality, portfolio maturity, the types of investments held and operating expenses.

Standardized Yield.  The “yield” (referred to as “standardized yield”) of the Fund for a given 30-day period is calculated using the following formula set forth in rules adopted by the SEC that apply to all funds that quote yields:

Standardized Yield = 2 [(a-b + 1)6 - 1]

cd

The symbols above represent the following factors:

a =	dividends and interest earned during the 30-day period.
b =	expenses accrued for the period (net of any expense reimbursements).
c =	the average daily number of shares outstanding during the 30-day period that were entitled to receive dividends.
d =	the maximum offering price per share on the last day of the period, adjusted for undistributed net investment income.

The standardized yield for a 30-day period may differ from its yield for any other period.  The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period.  This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund’s portfolio investments calculated for that period.  The standardized yield may differ from the “dividend yield” described below.

Dividend Yield and Distribution Returns.  From time to time the Fund may quote a “dividend yield” or a “distribution return.”  Dividend yield is based on the dividends derived from net investment income during a one-year period.  Distribution return includes dividends derived from net investment income and from net realized capital gains declared during a one-year period.  The distribution return for a period is not necessarily indicative of the return of an investment since it may include capital gain distributions representing gains not earned during the period.  Distributions, since they result in the reduction in the price of Fund shares, do not, by themselves, result in gain to shareholders.  The “dividend yield” is calculated as follows:

Dividend Yield	=	Dividends for a Period of One-Year
Max. Offering Price (last day of period)

Total Returns — General.  Total returns assume that all dividends and net capital gains distributions during the period are reinvested to buy additional shares at NAV and that the investment is redeemed at the end of the period.  After-tax returns reflect the reinvestment of dividends and capital gains distributions less the taxes due on those distributions.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown in the prospectus.

Total Returns Before Taxes.  The “average annual total return before taxes” of the Fund is an average annual compounded rate of return before taxes for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an Ending Redeemable Value (“ERV”), according to the following formula:

(ERV/P)1/n-1 = Average Annual Total Return Before Taxes

The cumulative “total return before taxes” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year.  Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis.  Total return is determined as follows:

ERV - P = Total Return Before Taxes

P

Total Returns After Taxes on Distributions.  The “average annual total return after taxes on distributions” of the Fund is an average annual compounded rate of return after taxes on distributions for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an ending value at the end of the periods shown (“ATVD”), according to the following formula:

(ATVD/P)1/n-1 = Average Annual Total Return After Taxes on Distributions

Total Returns After Taxes on Distributions and Redemptions.  The “average annual total return after taxes on distributions and redemptions” of the Fund is an average annual compounded rate of return after taxes on distributions and redemption for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an ending value at the end of the periods shown (“ATVDR”), according to the following formula:

(ATVDR/P)1/n-1 = Average Annual Total Return After Taxes on Distributions and Redemptions

The cumulative “total return after taxes on distributions and redemptions” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year.  Its calculation uses some of the same factors as average annual total return after taxes on distributions and redemptions, but it does not average the rate of return on an annual basis.  Total return after taxes on distributions is determined as follows:

ATVDR - P = Total Return After Taxes on Distributions and Redemptions

P

From time to time the Fund also may quote an “average annual total return at NAV” or a cumulative “total return at NAV.”  It is based on the difference in NAV at the beginning and the end of the period for a hypothetical investment in the Fund (without considering front-end sales charges or contingent deferred sales charges “CDSCs”)) and takes into consideration the reinvestment of dividends and capital gains distributions.

Other Performance Comparisons.

From time to time the Fund may publish the ranking of its performance or the performance of the Fund by Lipper, Inc. (“Lipper”), a widely-recognized independent mutual fund monitoring service.  Lipper monitors the performance of regulated investment companies and ranks the performance of the Fund against all other funds in similar categories, for both equity and fixed income funds.  The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time the Fund may publish its rating by Morningstar, Inc., an independent mutual fund monitoring service that rates mutual funds, in broad investment categories (domestic equity, international equity, taxable bond, or municipal bond) monthly, based upon the Fund’s three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns.  Such returns are adjusted for fees and sales loads.  There are five rating categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1).

The total return on an investment made in the Fund may be compared with the performance for the same period of one or more broad-based securities market indices, as described in the prospectus.  These indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.  The Fund’s total returns also may be compared with the Consumer Price Index, a measure of change in consumer prices, as determined by the U.S. Bureau of Labor Statistics.

From time to time, the yields and the total returns of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders.  The Fund also may include calculations in such communications that describe hypothetical investment results.  (Such performance examples are based on an express set of assumptions and are not indicative of the performance of the Fund.)  Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements.  “Compounding” refers to the fact that, if dividends or other distributions on the Fund’s investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment.  As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

The Fund also may include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills.

From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund, as well as the views of the Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund).  The Fund also may include in advertisements, charts, graphs or drawings that illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds and Treasury bills, as compared to an investment in shares of the Fund, as well as charts or graphs that illustrate strategies such as dollar cost averaging and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments.  In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund.  Such advertisements or communications may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein.  With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders.  The Fund’s performance information is generally available by calling toll free 800-539-FUND (800-539-3863).

Investors also may judge, and the Fund may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings.  In addition to yield information, general information about the Fund that appears in a publication may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of a portfolio manager’s investment strategy and process, including, but not limited to, descriptions of security selection and analysis.  Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management and its investment philosophy.

When comparing yield, total return and investment risk of an investment in shares of the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund.  For example, CDs may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund’s returns will fluctuate and its share values and returns are not guaranteed.  Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal.  U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.

The NYSE holiday closing schedule indicated in this SAI under “Determining Net Asset Value (“NAV”) And Valuing Portfolio Securities” is subject to change.  When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Fund may not be able to accept purchase or redemption requests.  The Fund’s NAV may be affected to the extent that its securities are traded on days that are not Business Days.  The Fund reserves the right to reject any purchase order in whole or in part.

The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.  The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of the Fund.  Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Pursuant to Rule 11a-3 under the 1940 Act, the Fund is required to give shareholders at least 60 days’ notice prior to terminating or modifying the Fund’s exchange privilege.  The 60-day notification requirement may, however, be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of exchange or (2) the Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Fund reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser’s judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be adversely affected.

The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders.  Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or, if applicable, a broker’s authorized designee, accepts the order.  Customer orders will be priced at the Fund’s NAV next computed after they are accepted by an authorized broker or the broker’s authorized designee.

Purchasing Shares.

The Adviser or the Victory Capital Advisers, Inc. (the “Distributor”), from its own resources, makes payments to various broker-dealers in connection with the sale or servicing of Fund shares sold or held through those broker-dealers.  The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments.

The Adviser (or its affiliates), from its own resources, may make substantial payments to various financial intermediaries in connection with the sale or servicing of Fund shares sold or held through those intermediaries.  The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments.  The following table summarizes these arrangements as of December 31, 2008 and amounts paid during the fiscal year ended October 31, 2009.

Broker-Dealer	Maximum Annual Fee as a Percentage of Fund Average Daily Net Assets	Aggregate Amount Paid during 2009
Buck Kwasha Securities	0.05%	—
Charles Schwab	0.10%	$22,597.03
Comerica Bank	0.05%	—
Lincoln Financial Group	0.10%	—
Merrill Lynch	0.10%	52,819.20
MSCS Financial Services	0.10%	7,042.79
T. Rowe Price	0.05%	—

Sample Calculation of Maximum Offering Price.

The Fund is sold and redeemed at NAV, without any initial sales charge or CDSC.  As of October 31, 2009, the maximum offering price per share of the Fund was $9.06.

DIVIDENDS AND DISTRIBUTIONS.

The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.  The Fund ordinarily declares and pays dividends from its net investment income.  The Fund declares and pays capital gains dividends, if any, annually.  The Fund declares and pays dividends quarterly.

For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any and realized capital gains and losses on the Fund’s assets, less all expenses and liabilities of the Fund chargeable against income.  Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity.  Expenses, including the compensation payable to the Adviser, are accrued each day.  The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund’s share of the total net assets of the Trust.

TAXES.

Information set forth in the prospectus that relates to federal income taxation is only a summary of certain key federal income tax considerations generally affecting purchasers of shares of the Fund.  The following is only a summary of certain additional income and excise tax considerations generally affecting the Fund and its shareholders that are not described in the prospectus.  No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the implications to shareholders and the discussions here and in the prospectus are not intended as substitutes for careful tax planning.  Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances.  Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations).  In addition, the tax discussion in the prospectus and this SAI is based on tax law in effect on the date of the prospectus and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Code.  As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below.  Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If the Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss that can be used to offset capital gains in such future years.  As explained below, however, such carryforwards are subject to limitations on availability. Under Code Sections 382 and 383, if the Fund has an “ownership change,” then the Fund’s use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the “IRS”) in effect for the month in which the ownership change occurs (the rate for December 2009 is 4.16%).  The Fund will use its best efforts to avoid having an ownership change.  However, because of circumstances that may be beyond the control or knowledge of the Fund, there can be no assurance that the Fund will not have, or has not already had, an ownership change.  If the Fund has or has had an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund.  Any distributions of such capital gain net income will be taxable to shareholders as described under “Fund Distributions” below.

The following table summarizes the approximate capital loss carryforwards for the Fund as of October 31, 2009 (amount in thousands).

Approximate Capital Loss Carryforward	Year of Expiration
$ 54,215	2016
111,223	2017

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities), other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income from interests in qualified publicly traded partnerships (the “Income Requirement”).

In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss.  In addition, gain will be recognized as a result of certain constructive sales, including short sales “against the box.”  However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by the

Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued while the Fund held the debt obligation.  In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Fund elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of the Fund’s net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations.  The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g), among other amounts.  However, if the Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position.  No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Fund’s shareholders.

In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected  if (1) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto.  In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 Contracts.” Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date.  Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year.  Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.  The Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a “mixed straddle” with other investments of the Fund that are not Section 1256 Contracts.

The Fund may enter into notional principal contracts, including interest rate swaps, caps, floors and collars.  Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year.  The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors and collars) that are recognized from that contract for the taxable year.  No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates.  A periodic payment is recognized ratably over the period to which it relates.  In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract.  A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or under an alternative method provided in Treasury Regulations).

The Fund may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies (“PFICs”) for federal income tax purposes.  If the Fund invests in a PFIC, it has three separate options.  First, it may elect to treat the PFIC as a qualified electing fund (a “QEF”), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC.  Second, the Fund that invests in marketable stock of a PFIC may make a mark-to-market election with respect to such stock.  Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund’s adjusted tax basis in the stock.  If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years.  Solely for purposes of Code Sections 1291 through 1298, the Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied.  If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as a dividend.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

In addition to satisfying the Income Requirement described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under this test, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers that the

Fund controls and that are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or the securities of one or more qualified publicly traded partnerships.  Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.  For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government, such as the Federal Agricultural Mortgage Corporation, the Federal Farm Credit System Financial Assistance Corporation, FHLB, FHLMC, FNMA, GNMA and SLMA, are treated as U.S. government securities.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits.  Such distributions may be eligible for: (i) the dividends-received deduction, in the case of corporate shareholders; or (ii) treatment as “qualified dividend income,” in the case of non-corporate shareholders.

Excise Tax on Regulated Investment Companies.

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)).  (Tax-exempt interest on municipal obligations is not subject to the excise tax.)  The balance of such income must be distributed during the next calendar year.  For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of calculating the excise tax, a regulated investment company: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, includes such gains and losses in determining the company’s ordinary taxable income for the succeeding calendar year).

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.  However, investors should note that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions.

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year.  Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a “qualified dividend”), provided that certain requirements, as discussed below, are met.  Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income.  The portion of dividends received from the Fund that are qualified dividends generally will be determined on a look-through basis.  If the aggregate qualified dividends received by the Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be designated by the Fund and cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income.  If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund may constitute qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code Section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by the Fund from a foreign corporation may be qualified dividends if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S. or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes).  The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes.  Notwithstanding the above, dividends received from a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC will not constitute qualified dividends.

Distributions attributable to dividends received by the Fund from domestic corporations will qualify for the 70% dividends-received deduction (“DRD”) for corporate shareholders only to the extent discussed below.  Distributions attributable to interest received by the Fund will not and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.

Ordinary income dividends paid by the Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year.  No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period (181-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option (or an in-the-money qualified call option) to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A.  Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

The Fund may either retain or distribute to shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute any such amounts.  If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.  The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon the Fund’s disposition of domestic qualified “small business” stock will be subject to tax.

Conversely, if the Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate.  If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

The federal alternative minimum tax (“AMT”) is imposed in addition to, but only to the extent it exceeds, the regular income tax and is computed at a maximum marginal rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount.  Exempt-interest dividends derived from certain “private activity” municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers.  In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer’s adjusted current earnings over its AMTI.)

Investment income that the Fund receives from sources within foreign countries may be subject to foreign taxes withheld at the source.  The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemptions from, taxes on such income.  It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known.

Distributions by the Fund that do not constitute ordinary income dividends, qualified dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund.  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.  In addition, if the NAV at the time a shareholder purchases shares of the Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made.  However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year.  Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an “exempt recipient” (such as a corporation).

Sale or Redemption of Shares.

The NAV of the Fund is expected to fluctuate.  A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares.  All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption.  In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year.  However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.  For this purpose, the special holding period rules of Code Section 246(c) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders.

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, subject to the discussion below with respect to “interest-related dividends” and “short-term capital gain dividends,” ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder will be subject to a 30% U.S. withholding tax (or lower applicable treaty rate) upon the gross amount of the dividend.

U.S. withholding tax generally would not apply to amounts designated by the Fund as an “interest-related dividend” or a “short-term capital gain dividend” paid with respect to years of the Fund beginning in 2005, 2006 or 2007.  The aggregate amount treated as an interest-related dividend for a year is limited to the Fund’s qualified net interest income for the year, which is the excess of the sum of the Fund’s qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income.  The aggregate amount treated as a “short-term capital gain dividend” is limited to the excess of the Fund’s net short-term capital gain over its net long-term capital loss (determined without regard to any net capital loss or net short-term capital loss attributable to transactions occurring after October 31; any such loss is treated as arising on the first day of the next tax year).

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign noncorporate shareholders, the Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein.  Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation, Local Tax Considerations.

The foregoing general discussion of U.S. federal income and excise tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends, qualified dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above.  Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

TRUSTEES AND OFFICERS.

Board of Trustees.

Overall responsibility for management of the Trust rests with the Board.  The Trust is managed by the Board, in accordance with the laws of the State of Delaware.  The Board currently has eleven trustees, all but two of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (“Independent Trustees”).  The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act.  In addition to the Trust, each Trustee oversees one portfolio in The Victory Variable Insurance Funds and 23 portfolios in The Victory Portfolios.  The Victory Variable Insurance Funds and The Victory Portfolios are registered investment companies that, together with the Trust, comprise the “Victory Fund Complex.”  There is no defined term of office and each Trustee serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor.  Each Trustee’s address is c/o The Victory Institutional Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

Independent Trustees.

Name (Year of Birth)	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies

David Brooks Adcock, (1951)	Trustee	February 2005	Consultant (since 2006); General Counsel, Duke University and Duke University Health System. (1982-2006).	None.

Nigel D. T. Andrews, (1947)	Vice Chair and Trustee	August 2003	Retired.	Chemtura Corporation; Old Mutual plc.

Teresa C. Barger, (1955)	Trustee	December 2008

Chief Investment Officer/Chief Executive Officer, Cartica Capital LLC (since 2007); Director of the Corporate Governance and Capital Markets Advisory Department for the World Bank and International Finance Corporation (2004-2007).

None.

E. Lee Beard, (1951)	Trustee	February 2005	Principal Owner (since 2005) The Henlee Group, LLC; President/Owner (2003-2005) ELB Consultants.	None.

Lyn Hutton, (1950)	Trustee	August 2003	Chief Investment Officer, The Commonfund for Nonprofit Organizations (since January 2003).	None.

John L. Kelly, (1953)	Trustee	July 2008	Private Investor (since 2009); Managing Director, JL Thornton & Co. Financial Consultant, (2003-2009).	None.

Name (Year of Birth)	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies

David L. Meyer, (1957)	Trustee	December 2008	Retired (since 2008), Chief Operating Officer, Investment & Wealth Management Division, PNC Financial Services Group (previously Mercantile Bankshares Corp.)(2002-2008)	None.

Karen F. Shepherd, (1940)	Trustee	August 2003	Retired	UBS Bank USA; OC Tanner Co.

Leigh A. Wilson, (1944)	Chair and Trustee	August 2003	Chief Executive Officer, Third Wave Associates (full service independent living for senior citizens); Director, The Mutual Fund Directors Forum, since 2004.	Chair, Old Mutual Advisor Funds II (23 portfolios) and Old Mutual Insurance Series (8 portfolios); Trustee, Old Mutual Funds III (12 Portfolios).

Interested Trustee.

Name (Year of Birth)	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies

David C. Brown, † (1972)	Trustee	July 2008	Chief Operating Officer, Victory Capital Management Inc. (since July 2004).	None.

Robert L. Wagner, † (1954)	Trustee	December 2009	Chief Executive Officer, Victory Capital Management Inc. (since July 2004).	None.

†Messrs. Brown and Wagner are “Interested Persons” by reason of their relationship with KeyCorp.

The Board currently has an Audit Committee, Investment Committee, Service Provider Committee, Board Governance and Nominating Committee and Agenda Committee.  The current membership of each Committee is set forth below.

The members of the Audit Committee, all of whom are Independent Trustees, are Ms. Beard (Chair), Mr. Adcock Mr. Meyer and Ms. Shepherd. The primary purpose of this Committee is to oversee the Trust’s accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act.

The members of the Investment Committee are Mr. Kelly (Chair), Mr. Andrews, Ms. Barger, Ms. Hutton, Mr. Wagner and Mr. Wilson. The function of this Committee is to oversee the Fund’s compliance with investment objectives, policies and restrictions, including those imposed by law or regulation.

The members of the Service Provider Committee are Mr. Adcock (Chair), Ms. Beard, Mr. Brown, Mr. Meyer, and Ms. Shepherd. This Committee negotiates the terms of the written agreements with the Fund’s service providers, evaluates the quality of periodic reports from the service providers (including reports submitted by sub-service providers) and assists the Board in its annual review of the Fund’s investment advisory agreement.

The Board Governance and Nominating Committee consists of all of the Independent Trustees. Mr. Andrews currently serves as the Chair of this Committee. The functions of this Committee are: to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Board the compensation and expense reimbursement policies applicable to Trustees; and periodically, to coordinate and facilitate an evaluation of the performance of the Board.

The Board Governance and Nominating Committee will consider nominee recommendations from Fund shareholders, in accordance with procedures established by the Committee. The Fund shareholder should submit a nominee recommendation in writing to the attention of the Chair of The Victory Intuitional Funds, 3435 Stelzer Road, Columbus, Ohio 43219. The Committee (or a designated Sub-Committee) will screen shareholder recommendations in the same manner as it screens nominations received from other sources, such as current Trustees, management of the Fund or other individuals, including professional recruiters. The Committee need not consider any recommendations when no vacancy on the Board exists, but the Committee will consider any such recommendation if a vacancy occurs within six months after receipt of the recommendation. In administering the shareholder recommendation process, the Chair, in the Chair’s sole discretion, may retain the services of counsel to the Trust or to the Independent Trustees, management of the Fund or any third party. The Committee will communicate the results of the evaluation of any shareholder recommendation to the shareholder who made the recommendation.

The Agenda Committee consists of the Chair of the Board and the Chair of each other Committee.

During the fiscal year ended October 31, 2009, the Board held eleven meetings; the Audit Committee held four meetings; the Investment Committee held six meetings; the Service Provider Committee held five meetings; the Board Governance and Nominating Committee held five meetings; and the Agenda Committee held five meetings (but took no formal action). In addition, several Sub-Committees and Special Committees met at various times during the fiscal year.

The following tables show the dollar ranges of Fund shares (and of shares of all series of the Victory Fund Complex) beneficially owned by the Trustees as of December 31, 2009.  No Independent Trustee (or any immediate family member) owns beneficially or of record an interest in the Adviser or the Distributor or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor.  As of January 31, 2010, the Trustees and officers as a group owned beneficially less than 1% of all classes of outstanding shares of the Funds.

Independent Trustees.

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Adcock	None	Over $100,000
Mr. Andrews	None	Over $100,000
Ms. Barger	None	$50,000 - $100,000
Ms. Beard	None	Over $100,000
Ms. Hutton	None	Over $100,000
Mr. Kelly	None	None
Mr. Meyer	None	Over $100,000
Ms. Shepherd	None	Over $100,000
Mr. Wilson	None	Over $100,000

Interested Trustee.

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Brown†	None	Over $100,000
Mr. Wagner†	None	Over $100,000

†Messrs. Brown and Bunn are “Interested Persons” by reason of their relationship with KeyCorp.

Remuneration of Trustees and Certain Executive Officers.

The Victory Fund Complex pays each Independent Trustee and each Advisory Trustee $105,000 per year for his or her services to the Funds in the Complex.  The Independent Chair will be paid an additional retainer of $58,340 per year.  The Board reserves the right to award reasonable compensation to any Interested Trustee.

The following table indicates the compensation received by each Trustee and the Chief Compliance Officer from the Victory Fund Complex for the fiscal year ended October 31, 2009.  As of October 31, 2009, there were 23 mutual funds in the Victory Fund Complex for which the Trustees listed below were compensated.  The Trust does not maintain a retirement plan for its Trustees.

Independent Trustees.

Trustee	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Mr. Adcock	$4,015	$110,000
Mr. Andrews	4,015	110,000
Ms. Barger	4,017	110,122
Ms. Beard	2,920	110,000
Ms. Hutton	4,015	110,000
Mr. Kelly	4,015	110,000
Mr. Meyer	4,173	115,122
Dr. Morrissey*	1,790	57,500
Ms. Shepherd	4,015	110,000
Mr. Wilson	6,158	168,340

* Dr. Morrissey, who had been an Independent Trustee, retired effective June 24, 2009

Interested Trustees.

Trustee	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Mr. Brown†	None	None
Mr. Wagner†	None	None

†Messrs. Brown and Wagner are “Interested Persons” by reason of their relationship with Victory Capital Management Inc.

Chief Compliance Officer.

Chief Compliance Officer	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Mr. Edward J. Veilleux	$5,505	$150,019

Deferred Compensation

In addition to the compensation detailed above, each Trustee may elect to defer a portion of his or her compensation from the Victory Fund Complex.  Such amounts are invested in one or more series of The Victory Portfolios, as selected by the Trustee.   The following table lists, as of December 31, 2009, the Trustees who have elected to defer a portion of his or her compensation from the Victory Fund Complex, the Funds owned and the approximate dollar value of the deferred compensation.

Trustee	Victory Fund	Approximate Dollar Value of Deferred Compensation
Mr. Adcock	Fund for Income	$110,000
Ms. Barger	Established Value	25,988
	Small Company Opportunity	25,988
	Balanced	26,774
Ms. Shepherd	Diversified Stock	1,250
	Prime Oblications	1,250

Officers.

The officers of the Trust, their ages, the length of time served and their principal occupations during the past five years, are detailed in the following table.  Each individual holds the same position with the other registered investment companies in the Victory Fund Complex and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor.  The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035.  Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.  Citi Fund Services Ohio, Inc. (“Citi”) receives fees from the Trust for serving as the Fund’s administrator, transfer agent, dividend disbursing agent and servicing agent.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years

Michael Policarpo, II, (1974)	President	May 2008 (Officer since May 2006)	Managing Director of the Adviser (since July 2005), Vice President of Finance, Gartmore Global Investments, Inc. (August 2004-July 2005).

Peter W. Scharich, (1964)	Vice President	May 2008	Managing Director, Mutual Fund Administration, the Adviser (since January 2006), Managing Director, Strategy, the Adviser (March 2005-January 2006).

Christopher K. Dyer, (1962)	Secretary	February 2006	Head of Mutual Fund Administration, Victory Capital Management, Inc.

Jay G. Baris, (1954)	Assistant Secretary	August 2003	Partner, Kramer Levin Naftalis & Frankel LLP.

Christopher E. Sabato, (1968)	Treasurer	May 2005	Senior Vice President, Fund Administration, Citi.

Michael J. Nanosky, (1966)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	February 2009

Vice President and Chief Compliance Officer, CCO Services of Citi Fund Services Inc. (since 2008); Vice President and Managing Director of Regulatory Compliance, National City Bank-Allegiant Asset Management (2004-2008).

Edward J. Veilleux, (1943)	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting) since 2002.

ADVISORY AND OTHER CONTRACTS.

Investment Adviser.

One of the Fund’s most important contracts is with the Adviser, a New York corporation registered as an investment adviser with the SEC.  The Adviser is a wholly owned subsidiary of KeyBank National Association, which is the principal banking subsidiary of KeyCorp.  As of December 31, 2009, the Adviser and its affiliates managed assets totaling in excess of $48 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114.  As of December 31, 2009, KeyCorp had an asset base of approximately $93 billion, with banking and trust and investment offices throughout the United States.  KeyCorp’s major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets.  Its non-bank subsidiaries include investment advisory, securities brokerage, insurance and leasing companies.

The Advisory Agreement.

Unless sooner terminated, the investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Agreement”), provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Fund (as defined under “Additional Information — Miscellaneous”) and, in either case, by a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Agreement, by votes cast in person at a meeting called for such purpose.  The Board most recently renewed the Agreement on December 5, 2007. The Agreement is terminable as to the Fund at any time on 60 days’ written notice without penalty by vote of a majority of the outstanding shares of the Fund, by vote of the Board, or by the Adviser.  The Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

The Agreement provides that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

Under the Agreement, the Fund pays the Adviser a management fee at an annual rate equal to 0.50% of the Fund’s average daily net assets.

For the three fiscal years ended October 31, 2009, the Adviser was paid the following advisory fees with respect to the Funds.  The amount of fees paid to the Adviser is shown net of the amount of fee reduction.

2009		2008		2007
Fees Paid	Fee Reduction	Fees Paid	Fee Reduction	Fees Paid	Fee Reduction
$2,464,114	$—	$2,334,954	$—	$1,272,885	$—

Portfolio Managers.

This section includes information about the Fund’s portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.  The portfolio managers listed below manage all of the accounts indicated as a team.

Other Accounts

Portfolio Management Team	Number of Other Accounts (Total Assets)* as of October 31, 2009	Number of Other Accounts (Total Assets)* Subject to a Performance Fee as of October 31, 2009
Mr. Lawrence G. Babin, Mr. Paul D. Danes and Ms. Carolyn M. Rains
Other Investment Companies	8 ($4.5 billion)	None
Other Pooled Investment Vehicles	12 ($1.6 billion)	None
Other Accounts	3,053 ($6.1 billion)	8 ($1.5 billion)

In managing other investment companies, other pooled investment vehicles and other accounts, the Adviser may employ strategies similar to those employed by the Fund.  As a result, these other accounts may invest in the same securities as the Fund.  The SAI section entitled “Advisory and Other Contracts — Portfolio Transactions” discusses the various factors that the Adviser considers in allocating investment opportunities among the Fund and other similarly managed accounts.

*            Rounded to the nearest billion, or million, as relevant.

Fund Ownership

As of October 31, 2009, none of the Fund’s portfolio managers owned any of the Fund’s shares.

Compensation

Each of the Fund’s portfolio managers receives from the Adviser a base salary plus an annual incentive bonus for managing the Fund, other investment companies, other pooled investment vehicles and other accounts (including other accounts for which the Adviser receives a performance fee). A manager’s base salary is dependent on the manager’s level of experience and expertise.  The Adviser monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information.

A portfolio manager’s annual incentive bonus is based on the manager’s individual and investment performance results.  The Adviser establishes a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style.  This target is set at a percentage of base salary, generally ranging from 40% to 150%.  Individual performance is based on balanced scorecard objectives established annually during the first quarter of the fiscal year, and is assigned a 50% weighting.  Individual performance metrics include portfolio structure and positioning as determined by a consultant, research, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to KeyCorp’s corporate philosophy and values, such as leadership and teamwork.  Investment performance is based on investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s), and is assigned a 50% weighting.  The overall performance results of the Fund and all similarly-managed investment companies, pooled investment vehicles and other accounts are compared to the performance information of a peer group of similarly-managed competitors, as supplied by third party analytical agencies.  The manager’s performance versus the peer group then determines the final incentive amount, which generally ranges from zero to 150% of the “target,” depending on results.  For example, performance in an upper decile may result in an incentive bonus that is 150% of the “target” while below-average performance may result in an incentive bonus as low as zero.  Performance results for a manager are based on the composite performance of all accounts managed by that manager on a combination of one and three year rolling performance.  Composite performance is calculated on a pre-tax basis and does not reflect applicable fees.

The Fund’s portfolio managers participate in the Adviser’s long-term incentive plan, the results for which are based on the Adviser’s business results.  In addition to the compensation described above, each of these portfolio managers may earn long-term incentive compensation based on a percentage of the incremental, year-over-year growth in revenue to the Adviser attributable to fees paid by all investment companies, other pooled investment vehicles and other accounts that employ strategies similar to those employed by the Fund.

Code of Ethics.

Each of the Trust, the Adviser and the Distributor has adopted a Code of Ethics.  The Adviser Code of Ethics applies to all Access Personnel (the Adviser’s directors and officers and employees with investment advisory duties) and all Supervised Personnel (all of the Adviser’s directors, officers and employees).  Each Code of Ethics provides that Access Personnel must refrain from certain trading practices.  Each Code also requires all Access Personnel (and, in the Adviser Code, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by the Fund.  Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.

Proxy Voting Policies and Procedures.

In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities that the Fund holds (the “Proxy Voting Policy”).  The Proxy Voting Policy is designed to: (i) ensure that the Trust votes proxies only with a view to the best interests of the Fund’s shareholders; (ii) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Fund, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Fund’s proxy voting records and the Policy.

The Proxy Voting Policy delegates to the Adviser the obligation to vote the Trust’s proxies and contains procedures designed to ensure that proxies are voted and to deal with conflicts of interests.  The Board annually will review the Proxy Voting Policies of the Trust and the Adviser and determine whether to amend the Trust’s Policy or to recommend to the Adviser any proposed amendment to its Policy.  The Proxy Voting Policies of the Trust and of the Adviser are included in this SAI at Appendix B.

The Trust’s Proxy Voting Policy provides that the Fund, in accordance with SEC rules, annually will disclose on Form N-PX the Fund’s proxy voting record.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, as well as that for all such periods ended June 30, 2004 or later, is available without charge, upon request, by calling toll free 800 539-FUND (800 539 3863) or by accessing the SEC’s website at www.sec.gov.

Portfolio Transactions.

Fixed Income Trading.  Fixed income and convertible securities are bought and sold through broker-dealers acting on a principal basis.  These trades are not charged a commission, but rather are marked up or marked down by the executing broker-dealer.  The Adviser does not know the actual value of the markup/markdown.  However, the Adviser attempts to ascertain whether the overall price of a security is reasonable through the use of competitive bids.  For the three fiscal years ended October 31, 2008, the Fund paid no brokerage commissions in connection with fixed-income transactions.

Orders to buy or sell convertible securities and fixed income securities are placed on a competitive basis with a reasonable attempt made to obtain three competitive bids or offers.  Exceptions are: (1) where the bid/ask spread is 1/8 or less, provided the order is actually filled at the bid or better for purchases and at the ask or better for sales; (2) securities for which there are only one or two market makers; (3) block purchases considered relatively large; (4) swaps, a simultaneous sale of one security and purchase of another in substantially equal amounts for the same account, intended to take advantage of an aberration in a spread relationship, realize losses, etc.; and (5) purchases and/or sales of fixed income securities for which, typically, more than one offering of the same issue is unobtainable; subject to a judgment by the trader that the bid is competitive.

Equity Transactions.  Subject to the consideration of obtaining best execution, brokerage commissions generated from client transactions may be used to obtain services and/or research from broker-dealers to assist in the Adviser’s investment management decision-making process.  These services and research are in addition to and do not replace the services and research that the Adviser is required to perform and do not reduce the investment advisory fees payable to the Adviser by the Fund.  Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

Brokerage commissions may never be used to compensate a third party for client referrals unless the client has directed such an arrangement.  In addition, brokerage commissions may never be used to obtain research and/or services for the benefit of any employee or non-client entity.

It is the policy of the Adviser to obtain the “best execution” of its clients’ securities transactions.  The Adviser strives to execute each client’s securities transactions in such a manner that the client’s total costs or proceeds in each transaction are the most favorable under the circumstances.  Commission rates paid on securities transactions for  client accounts must reflect prevailing market rates.  In addition, the Adviser will consider the full range and quality of a broker’s services in placing brokerage including, but not limited to, the value of research provided, execution capability, commission rate, willingness and ability to commit capital and responsiveness.  The lowest possible commission cost alone does not determine broker selection.  The transaction that represents the best quality execution for a client account will be executed.  Quarterly, the Adviser’s research analysts and portfolio managers will participate in a broker vote.  The Adviser’s Equity Trading Desk will utilize the vote results during the broker selection process.  Some brokers executing trades for the Adviser’s clients may, from time to time, receive liquidity rebates in connection with the routing of trades to Electronic Communications Networks.   As the Adviser is not a broker, however, it is ineligible to receive such rebates and does not obtain direct benefits for its clients from this broker practice.

Investment decisions for the Fund are made independently from those made for any other investment company or account managed by the Adviser.  Such other investment companies or accounts may also invest in the same securities and may follow similar investment strategies as the Fund.  The Adviser may combine transaction orders (“bunching” or “blocking” trades) for more than one client account where such action appears to be equitable and potentially advantageous for each account (e.g., for the purpose of reducing brokerage commissions or obtaining a more favorable transaction price.)  The Adviser will aggregate transaction orders only if it believes that the aggregation is consistent with its duty to seek best execution for its clients and is consistent with the terms of investment advisory agreements with each client for whom trades are being aggregated.  Both equity and fixed-income securities may be aggregated.  When making such a combination of transaction orders for a new issue or secondary market trade in an equity security, the Adviser adheres to the following objectives:

•                  Fairness to clients both in the participation of execution of orders for their account, and in the allocation of orders for the accounts of more than one client.

•      Allocation of all orders in a timely and efficient manner.

In some cases, “bunching” or “blocking” trades may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades.

The aggregation of transactions for advisory accounts and proprietary accounts (including partnerships and other accounts in which the Adviser or its associated persons are partners or participants, and managed employee accounts) is permissible.  No proprietary account may be favored over any other participating account and such practice must be consistent with the Adviser’s Code of Ethics.

Equity trade orders are executed based only on trade instructions received from portfolio managers by the trading desk.  Portfolio managers may enter trades to meet the full target allocation immediately or may meet the allocation through moves in incremental blocks.  Orders are processed on a “first-come, first-served” basis.  At times, a rotation system may determine “first-come, first-served” treatment when the equity trading desk receives the same order for multiple accounts simultaneously.  The Adviser will utilize a rotation whereby the Fund, even if aggregated with other orders, are in the first block(s) to trade within the rotation.  To aggregate orders, the equity trading desk must determine that all accounts in the order will benefit.  Any new trade that can be blocked with an existing open order may be added to the open order to form a larger block.  The Adviser receives no additional compensation or remuneration of any kind as a result of the aggregation of trades.  All accounts participating in a block execution receive the same execution price, an average share price, for securities purchased or sold on a trading day.  Execution prices may not be carried overnight.  Any portion of an order that remains unfilled at the end of a given day shall be rewritten (absent contrary instructions) on the following day as a new order.  Accounts with trades executed the next day will receive a new daily average price to be determined at the end of the following day.

If the order is filled in its entirety, securities purchased in the aggregate transaction will be allocated among accounts participating in the trade in accordance with an Allocation Statement prepared at the time of order entry.  If the order is partially filled, the securities will be allocated pro rata based on the Allocation Statement.  Portfolio managers may allocate executed trades in a different manner than indicated on the Allocation Statement (e.g. non-pro rata) only if all client accounts receive fair and equitable treatment.

In some instances, it may not be practical to complete the Allocation Statement prior to the placement of the order.  In that case, the trading desk will complete the Allocation Statement as soon as practicable, but no later than the end of the same business day on which the securities have been allocated to the trading desk by the broker.

Where the full amount of a block execution is not executed, the partial amount actually executed will be allocated on a pro rata basis whenever possible.  The following execution methods maybe used in place of a pro rata procedure:  relative size allocations, security position weighting, priority for specialized accounts, or a special allocation based on compliance approval.

After the proper allocation has been completed, excess shares must be sold in the secondary market, and may not be reallocated to another managed account.

In making investment decisions for the Fund, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of the Adviser, its parents, subsidiaries or affiliates, and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Fund.

For the fiscal year ending October 31, 2009, the Fund paid $ 756,197 in commissions in connection with equity transactions.

Securities of Regular Brokers or Dealers.  The SEC requires the Trust to provide certain information for the Fund with respect to its ownership of securities of their regular brokers or dealers (or their parents) during the Trust’s most recent fiscal year.  The following table identifies those brokers or dealers, the type of security and the value of the Fund’s aggregate holdings of the securities of each such issuer as of October 31, 2009.

Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value (000)
Bank of America	Equity	$14,726

Affiliated Brokerage.  The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions.  The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time.”

The Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, KeyBank or their affiliates, or Citi or its affiliates and will not give preference to KeyBank’s correspondent banks or affiliates, or Citi with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.  From time to time, when determined by the Adviser to be advantageous to the Fund, the Adviser may execute portfolio transactions through affiliated broker-dealers.  All such transactions must be completed in accordance with procedures approved by the Board.  For the three fiscal years ended October 31, 2008, the Fund paid no commissions to affiliated broker-dealers.

Allocation of Brokerage in Connection with Research Services.  The Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, may direct the Fund’s brokerage transactions to brokers because of research services provided.  For the fiscal years ended October 31, 2009, the Fund paid $402,180 to brokers providing research, which related to $521,410,299 in transactions.  These amounts represent transactions effected with, and related commissions paid to, brokers that provide third party research services.  They do not include transactions and commissions involving brokers that provide proprietary research.

Portfolio Turnover.

The Fund’s portfolio turnover rate, as stated in the prospectus, is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities.  The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less.  For the fiscal years ended October 31, 2009, the Fund’s portfolio turnover rate was 97%.

Disclosure of Portfolio Holdings

The Board has adopted policies with respect to the disclosure of the Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates.  These policies provide that the Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public.  Certain limited exceptions are described below.

These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Fund (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Fund.

The Trust’s Chief Compliance Officer is responsible for monitoring the Fund’s compliance with these policies and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Non-Public Disclosures

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances.  The Fund’s policies provide that non-public disclosures of the Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and the Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information.  If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information.  Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Board and/or the Trust’s executive officers, the Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations.  These entities are described in the following table.  The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Fund.  In none of these arrangements does the Fund or any “affiliated person” of the Adviser or Distributor receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	Victory Capital Management Inc.	Daily
Distributor	Victory Capital Advisers, Inc.	Daily
Custodian	KeyBank National Association	Daily
Fund Accountant	Citi Fund Services Ohio, Inc.	Daily
Independent Registered Public Accounting Firm	Ernst & Young LLP

Annual Reporting Period: Within Accounting Firm, 15 business days of end of reporting period.
Semiannual Reporting Period: within 31 business days of end of reporting period.
Rule 17f-2 Audit: twice annually without prior notice to the Fund.

Printer for Financial Reports	Merrill Corporation	Up to 30 days before distribution to shareholders.

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Legal Counsel, for EDGAR filings on Forms N-CSR and Form N-Q	Kramer Levin Naftalis & Frankel LLP	Up to 30 days before filing with the SEC.
Ratings Agency	Thompson Financial/Vestek	Monthly, within 5 days after the end of the previous month.
Ratings Agency	Lipper/Merrill Lynch	Monthly, within 6 days after the end of the previous month.
Ratings Agency	Lipper/general subscribers	Monthly, 30 days after the end of the previous month.
Ratings Agency	Standard & Poor’s	Daily.

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to the Fund.

There is no guarantee that the Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

Administrator.

Victory Capital Management

VCM serves as administrator to the Trust pursuant to an agreement dated August 31, 2007 (the “Administration and Fund Accounting Agreement”).  Citi serves as sub-administrator to the Trust pursuant to an agreement with VCM dated October 9, 2007 (the “Sub-Administration and Sub-Fund Accounting Agreement”).  As discussed further below, from August 1, 2004 through August 31, 2007, Citi served as administrator to the Trust pursuant to an agreement with the Trust (the “Previous Administration Agreement”).

As administrator, VCM supervises the Trust’s operations, including the services that Citi provides to the Funds as sub-administrator, but excluding those that VCM supervises as investment adviser, subject to the supervision of the Board. Under the Administration and Fund Accounting Agreement, VCM assists in the Fund’s administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the transfer agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder.  Under the Administration and Fund Accounting Agreement, VCM may delegate all or any part of its responsibilities thereunder.

Under the Administration and Fund Accounting Agreement, for the administration services that VCM renders to the Funds, the Trust pays VCM an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Trust: 0.03% of the first $100 million; plus 0.02% of net assets in excess of $100 million, subject to an annual minimum fee of $25,000.  In addition, the Trust reimburses VCM for all of its reasonable out-of-pocket expenses incurred as a result of providing the services under the agreement.

Unless sooner terminated, the Administration and Fund Accounting Agreement shall continue in effect through June 30, 2009 and, thereafter, shall be renewed automatically for successive one-year periods; provided that such continuance is specifically approved by a vote of a majority of those members of the Board who are not parties to the Administration and Fund Accounting Agreement or “interested persons” (as defined in the 1940 Act) of any such party, and by the vote of the Board or a majority of the outstanding voting securities of the Trust. The Administration and Fund Accounting Agreement provides that VCM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Administration and Fund Accounting Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard of its obligations and duties thereunder.

The following table reflects fees that the Fund paid to VCM for administrative services under the Administration and Fund Accounting Agreement for the fiscal years ended October 31, 2008 and for the period from August 31, 2007 to October 31, 2007. The amount of fees paid to VCM is shown net of the amount of fee reduction,

2009		2008		2007
Fees Paid	Fee Reductions	Fees Paid	Fee Reductions	Fees Paid	Fee Reductions
$108,553	$0	$103,397	$0	$11,936	$0

Citi

Under the Previous Administration Agreement, Citi served as administrator to the Fund pursuant to an administration agreement with the Trust dated August 1, 2004 (the “Previous Administration Agreement”).  Citi assisted in supervising all operations of the Fund (other than those performed by the Adviser under its agreement), subject to the supervision of the Board.

For the services rendered to the Fund, the Trust paid Citi an annual fee, computed daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Fund: 0.03% for the first $100 million in assets and 0.02% for all assets exceeding $100 million subject to a $25,000 minimum.  In addition, the Trust reimbursed Citi for all of its reasonable out-of-pocket expenses incurred as a result of providing the services under the agreement.  Citi may have periodically waived all or a portion of the amount of its fee in order to increase the Fund’s net income available for distribution to shareholders.

Distributor.

Victory Capital Advisers, Inc., located at 127 Public Square, Cleveland, Ohio 44114, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement with the Trust dated November 30, 2007.  The Distributor is an affiliate of the Adviser.  Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Board or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.  The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act.

Transfer Agent.

Citi also serves as transfer agent for the Fund pursuant to a transfer agency agreement with the Trust dated August 1, 2004.  Under its agreement with the Trust, Citi has agreed to (1) issue and redeem shares of the Fund; (2) address and mail all communications by the Fund to its shareholders, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders; (3) respond to correspondence or inquiries by shareholders and others relating to its duties; (4) maintain shareholder accounts and certain sub-accounts; and (5) make periodic reports to the Board concerning the Fund’s operations.

Rule 12b-1 Distribution and Service Plan.

“Defensive” Rule 12b-1 Plan.  The Trust has adopted a “defensive” Rule 12b-1 Plan on behalf of the Fund.  The Board has adopted this Plan to allow the Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Fund of distribution expenses.  No separate payments are authorized to be made by the Fund pursuant to the Plan.  Under this Plan, if a payment to the Adviser of management fees or to the Distributor of administrative fees should be deemed to be indirect financing by the Trust of the distribution of Fund shares, such payment is authorized by the Plan.

This Plan specifically recognizes that the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Fund.  In addition, the Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Fund’s shares, or to third parties, including banks, that render shareholder support services.

This Plan has been approved by the Board.  As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval and have determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.  In particular, the Board noted that the Plan does not authorize payments by the Fund other than the advisory and administrative fees authorized under the investment advisory and administration agreements.  To the extent that the Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of shares of the Fund, additional sales of the Fund’s shares may result.  Additionally, certain shareholder support services may be provided more effectively under the Plan by local entities with which shareholders have other relationships.

Fund Accountant.

As of August 31, 2007, VCM serves as fund accountant for the Fund pursuant to the Administration and Fund Accounting Agreement.  Citi serves as sub-fund accountant pursuant to the Sub Administration and Sub-Fund Accounting Agreement.  Prior to this date, Citi had served as fund accountant for the Fund pursuant to a fund accounting agreement with the Trust dated August 1, 2004 (the “Previous Fund Accounting Agreement”).

VCM performs accounting services for each Fund, excluding those services that Citi performs as sub-fund accountant.  The fund accountant calculates each Fund’s NAV, the dividend and capital gain distribution, if any, and the yield.  The fund accountant also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Funds.  The fees that VCM receives for administration and fund accounting services are described in the SAI section entitled “Administrative Services — Victory Capital Management.”

Custodian.

Cash and securities owned by the Fund are held by KeyBank as custodian pursuant to a Custodian Agreement dated July 2, 2001.  KeyBank is located at 127 Public Square, Cleveland, Ohio 44114.  Under the Custodian Agreement, KeyBank (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Board concerning the Trust’s operations.  KeyBank may, with the approval of the Fund and at the custodian’s own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that KeyBank shall remain liable for the performance of all of its duties under the Custodian Agreement.

Independent Registered Public Accounting Firm.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street Cincinnati, Ohio 45202, serves as the independent registered public accounting firm for the Fund.

Legal Counsel.

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, is the counsel to the Trust.

Expenses.

The Fund bears the following expenses relating to its operations, including: taxes, interest, brokerage fees and commissions, fees of the Trustees, SEC fees, state securities qualification fees, costs of preparing and printing prospectus for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Fund’s existence, costs of shareholders’ reports and meetings and any extraordinary expenses incurred in the Fund’s operation.

ADDITIONAL INFORMATION.

Description of Shares.

The Trust is a Delaware statutory trust.  The Trust’s Trust Instrument authorizes the Board to issue an unlimited number of shares, which are units of beneficial interest, par value $0.001.

The Trust Instrument authorizes the Board to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in their discretion.  When issued for payment as described in the prospectus and this SAI, the Trust’s shares will be fully paid and non-assessable.  In the event of a liquidation or dissolution of the Trust, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund and a proportionate distribution, based upon the relative asset values of the Fund and any other series of the Trust, of any general assets not belonging to the Fund or any particular series that are available for distribution.

Principal Holders of Securities.

The names and addresses of the record holders and, to the best knowledge of the Trust, the beneficial owners of, 5% or more of the outstanding shares of each class of the Funds’ equity securities as of January 31, 2010, and the percentage of the outstanding shares held by such holders are set forth in the following table.  As none of the accounts shown in the table beneficially owned over 25% of the Fund’s shares, none of these accounts was deemed to control that Fund as of January 31, 2010.

Name and Address of Owner	Percent Owned of Record

SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	5.41%

Charles Schwab & Company Inc Attn: Mutual Funds Department 101 Montgomery Street San Francisco CA 94104	8.48%

Fidelity Investments Institutional Operations Company Inc Employee Benefit Plans 100 Magellan Way KW1C Covington KY 41015	37.94%

Name and Address of Owner	Percent Owned of Record

Mercer Trust Company TTEE FBO MMC 401K Savings DC Plan Admin MS N-1-C One Investors Way Norwood MA 02062	5.41%

Minnesota Life 400 Robert Street N St Paul MN 55101	13.44%

State Street Bank Custodian for State of Hawaii Deferred Comp Plan 425 Queen Street Honolulu HI 96813	6.23%

Shareholders of the Trust are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote (“share-based voting”).  Alternatively (except where the 1940 Act requires share-based voting), the Board in its discretion may determine that shareholders are entitled to one vote per dollar of NAV (with proportional voting for fractional dollar amounts).  Shareholders vote as a single class on all matters except that (1) when required by the 1940 Act, shares shall be voted by individual series or class, and (2) when the Board has determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees.  A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares.  Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act (i.e., persons who have been shareholders for at least six months and who hold shares having a NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders).  Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of the Fund of the Trust affected by the matter.  For purposes of determining whether the approval of a majority of the outstanding shares of the Fund will be required in connection with a matter, the Fund will be deemed to be affected by a matter unless it is clear that the interests of the Fund in the matter are identical, or that the matter does not affect any interest of the Fund.  Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to the Fund only if approved by a majority of the outstanding shares of such Fund.  However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

Shareholder and Trustee Liability.

The Trust is organized as a Delaware statutory trust.  The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations and the Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust.  The Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder.  The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and shall satisfy any judgment thereon.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the funds or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties.  The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Financial Statements.

The audited financial statements of the Trust, with respect to the Fund, for the fiscal year ended October 31, 2009 are incorporated by reference herein.

Miscellaneous.

As used in the prospectus and in this SAI, “assets belonging to a fund” (or “assets belonging to the Fund”) means the consideration received by the Trust upon the issuance or sale of shares of the Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to the Fund that are allocated to the Fund by the Board.  The Board may allocate such general assets in any manner they deem fair and equitable.  It is anticipated that the factor that will be used by the Board in making allocations of general assets to the Fund and any other series of the Trust will be the relative NAV of the Fund and the other series at the time of allocation.  Assets belonging to the Fund or a particular series are charged with the direct liabilities and expenses in respect of the Fund or that series and with a share of the general liabilities and expenses of each of the Fund and the other series not readily identified as belonging to the Fund or a particular series, which are allocated to the Fund or each series in accordance with its proportionate share of the NAVs of the Trust at the time of allocation.  The timing of allocations of general assets and general liabilities and expenses of the Trust to the Fund or a particular series will be determined by the Board and will be in accordance with generally accepted accounting principles.  Determinations by the Board as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Fund or a particular series are conclusive.

As used in the prospectus and in this SAI, a “vote of a majority of the outstanding shares” of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.  The Trust is registered with the SEC as an open-end management investment company.  Such registration does not involve supervision by the SEC of the management or policies of the Trust.  The prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the SEC.  Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The prospectus and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made.  No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the prospectus and this SAI.

APPENDIX A.

Description of Security Ratings

The NRSROs that the Adviser may utilize with regard to portfolio investments for the Fund include Moody’s, S&P and Fitch, Inc. (“Fitch”).  Set forth below is a description of the relevant ratings of each such NRSRO.  The NRSROs that the Adviser may utilize and the description of each NRSRO’s ratings is as of the date of this SAI and may subsequently change.

Moody’s

Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds).  The following describes the long-term debt ratings by Moody’s (Moody’s applies numerical modifiers (e.g., 1, 2 and 3) in each rating category to indicate the security’s ranking within the category.  For example, a rating of A-3 is considered to be within the A rating and the Fund that has a policy of investing in securities with ratings of A or above may invest in A-1, A-2, or A-3 rated securities.

Aaa — Bonds and preferred stock rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds and preferred stock rated Aa are judged to be of high quality by all standards.  Together with the Aaa group, they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, or the fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risk in Aa-rated bonds appear somewhat larger than those securities rated Aaa.

A — Bonds and preferred stock rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  The factors that give security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa — Bonds and preferred stock rated Baa are considered to be medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and, in fact, possess speculative characteristics as well.

Moody’s assigns ratings to individual long-term debt securities issued from MTN programs, in addition to indicating ratings for medium-term note (MTN) programs themselves

Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not exhibit any of the following characteristics listed below.  For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program;

•                  Notes containing features that link the cash flow and/or market value to the credit performance of any third party or parties.

•                  Notes allowing for negative coupons, or negative principal.

•                  Notes containing any provision that could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level.  As with all ratings, Moody’s encourages market participants to contact Moody’s Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium term note program.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end.

Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments and letters of credit).  The following describes Moody’s short-term debt ratings.

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts.  Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 — Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•                  Leading market positions in well-established industries.

•                  High rates of return on funds employed.

•                  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•                  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•                  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above, but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not Prime — Issuers rated Not Prime do not fall within any of the Prime rating categories.

Note:  In addition, in certain countries the prime rating may be modified by the issuer’s or guarantor’s senior unsecured long-term debt rating.

Speculative Grade Liquidity Ratings.  Moody’s Speculative Grade Liquidity ratings are opinions of an issuer’s relative ability to generate cash from internal resources and the availability of external sources of committed financing, in relation to its cash obligations over the coming 12 months.  Speculative Grade Liquidity ratings will consider the likelihood that committed sources of financing will remain available.  Other forms of liquidity support will be evaluated and consideration will be given to the likelihood that these sources will be available during the coming 12 months.  Speculative Grade Liquidity ratings are assigned to speculative grade issuers that are by definition Not-Prime issuers.

SGL-1 — Issuers rated SGL-1 possess very good liquidity.  They are most likely to have the capacity to meet their obligations over the coming 12 months through internal resources without relying on external sources of committed financing.

SGL-2 — Issuers rated SGL-2 possess good liquidity.  They are likely to meet their obligations over the coming 12 months through internal resources but may rely on external sources of committed financing.  The issuer’s ability to access committed sources of financing is highly likely based on Moody’s evaluation of near-term covenant compliance

S&P

Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds).  The following describes the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification.  For example, a rating of A- is considered to be within the A rating and the Fund that has a policy of investing in securities with ratings of A or above may invest in A1 rated securities.

Issue credit ratings are based, in varying degrees, on the following considerations:

•                  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•                  Nature of and provisions of the obligation;

•                  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk.  As such, they pertain to senior obligations of an entity.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)  Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Plus (+) or minus (-) — The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R. — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

L — Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p — The letter ‘p’ indicates that the rating is provisional.  A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project.  This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion.  The investor should exercise his own judgment with respect to such likelihood and risk.

pi — Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain.  They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript.  Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

t — This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments and letters of credit).  The following describes S&P’s short-term debt ratings.

A-1 — A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet Its financial commitment on the obligation Is satisfactory.

Fitch

International Long-Term Credit Ratings

Investment Grade

AAA — Highest credit quality.  ‘AAA’ ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity Is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality.  ‘AA’ ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality.  ‘A’ ratings denote a low expectation of credit risk.  The capacity for timely payment of financial commitments Is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

International Short-Term Credit Ratings.  The following describes Fitch’s two highest short-term ratings:

F1.  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2.  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Notes to Long- and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the ‘AAA’ category or to categories below ‘CCC’

‘NR’ indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change.  These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained.  Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period.  Outlooks may be positive, stable, or negative.  A positive or negative Rating Outlook does not imply a rating change is inevitable.  Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action.  Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as “evolving”.

APPENDIX B.

Proxy Voting Policies and Procedures

The Victory Portfolios
The Victory Institutional Funds
The Victory Variable Insurance Funds

Proxy Voting Policies and Procedures

The Victory Portfolios, The Victory Institutional Funds and The Victory Variable Insurance Funds (the “Trusts”) each have adopted these Proxy Voting Policies and Procedures (“Policies”) to:

•                  ensure that they vote proxies in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments;

•                  address any conflicts that may arise between shareholders on the one hand; and “affiliated persons” of the Funds or of Victory Capital Management Inc. (“Victory Capital Management”) or the principal underwriter of the Funds (or their affiliates) (all referred to as “Affiliated Persons”) on the other;

•                  provide for oversight of proxy voting by the Boards of Trustees of the Trusts, and

•                  provide for the disclosure of the Funds’ proxy voting records and these Policies.

I.                                         Delegation to Victory Capital Management

The Trusts hereby delegate the responsibility for voting proxies on behalf of the Funds with respect to all equity securities held by the Funds to Victory Capital Management in accordance with these Policies, subject to oversight by the Trustees.

The Trustees have reviewed Victory Capital Management’s Proxy Voting Policy and Procedures (the “Procedures”) and have determined that they are reasonably designed to ensure that Victory Capital Management will vote all proxies in the best interests of the Shareholders, untainted by conflicts of interests.  The Procedures (attached as Exhibit A), are adopted as part of these Policies.  The Boards of Trustees must approve any material change in the Procedures before they become effective with respect to the Portfolios.

II.                                     Disclosure

A.                                    Voting Records

In accordance with Rule 30b1-4 under the Investment Company Act of 1940, as amended, the Trusts shall file annually with the Securities and Exchange Commission (the “SEC”) on Form N-PX (or such other form as the SEC may designate) each Fund’s proxy voting records for the most recent twelve—month period ended June 30 (the “Voting Records”).  The Funds will make their proxy voting records available without charge upon request by calling a toll free number after filing the Voting Records with the SEC.

The Voting Records shall consist of, for each proposal on which a Fund was entitled to vote with respect to a security held by the Fund (for the designated time period of the Voting Records):

•                  the name of the issuer of the portfolio security

•                  the exchange ticker symbol of the portfolio security

•                                          the CUSIP number for the portfolio security

•                                          the shareholder meeting date

•                                          a brief identification of the matter voted upon

•                                          whether the matter was proposed by the issuer or by a security holder

•                                          whether the Portfolio cast a vote and, if so, how the vote was cast

•                                          whether the vote cast was for or against management of the issuer

B.                                    Disclosure the Policies and How to Obtain Information

1.             Description of the policies.  The Funds’ statement of additional information (“SAI”) shall describe these Policies, including the Procedures.

2.             How to obtain a copy of the Policies.  The Funds shall disclose in all shareholder reports that a description of these Policies is available

•                                          without charge, upon request, by calling a toll-free number; and

•                                          at the SEC’s website, www.sec.gov.

3.             How to obtain a copy of proxy votes.  The Funds shall disclose in all shareholder reports and the SAI that information regarding how the Funds voted proxies relating to portfolio securities is available:

•                                          without charge, upon request, by calling a toll-free number; and

•                                          at the SEC’s website, www.sec.gov.

The Funds must send the information disclosed in their most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

III.                                 Review by Trustees

Victory Capital Management shall report to the Trustees, at least annually, the Voting Records of the Funds in a form as the Trustees may request.  This report shall:

•                  describe any conflicts of interests that were identified in connection with the voting of securities under the Procedures and how they were addressed; and

•                  summarize all votes that were made other than in accordance with the Procedures.

The Trustees will review these Policies and the Adviser’s Procedures at the same meeting, and determine whether any amendments to these Policies or the Procedures would be appropriate.

Adopted: August 5, 2003
Revised: August 11, 2004
Adopted: February 10, 2005 for The Victory Institutional Funds

Exhibit A to the Proxy Voting Procedures of The Victory Portfolios, The Victory Institutional Funds and The Victory Variable Insurance Funds

VICTORY CAPITAL MANAGEMENT INC. POLICY

Section: Investments — General		Policy No. H. 12

Effective Date:	August 18, 2003
Revised Date:	December 8, 2009

Proxy Voting Policy

When Victory client accounts hold stock that Victory is obligated to vote, the voting authority will be exercised in accordance with:

•      the direction and guidance, if any, provided by the document establishing the account relationship

•      principles of fiduciary law and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. Both require Victory to act in the best interests of the account.  In voting such stock, Victory will exercise the care, skill, prudence, and diligence a prudent person would use, considering the aims, objectives, and guidance provided by the documents governing the account.

Victory votes client securities in the best interests of the client.  In general, this entails voting client proxies with the objective of increasing the long-term economic value of client assets.*  In determining the best interests of the account, Victory considers, among other things, the effect of the proposal on the underlying value of the securities (including the effect on marketability of the securities and the effect of the proposal on future prospects of the issuer), the composition and effectiveness of the issuer’s board of directors, the issuer’s corporate governance practices, and the quality of communications from the issuer to its shareholders.

Where Victory has an obligation to vote client proxies:

•      reasonable efforts will be made to monitor and keep abreast of corporate actions

•      all stock, whether by proxy or in person, will be voted, provided there is sufficient time and information available

•      a written record of such voting will be kept by Victory or its designated affiliate

•      Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate Victory analyst(s) or portfolio manager(s), as applicable, subject to review by an attorney within Victory’s law group and a member of senior management.

•      the Proxy and Corporate Activities Committee (the “Proxy Committee”) will supervise the voting of client securities. In all cases, the ultimate voting decision and responsibility rests with the members of the Proxy Committee.

* Note: “Clients” include, without limitation, separately managed accounts, mutual funds, and other accounts and funds for which Victory serves as investment adviser or sub-adviser. Victory’s entire Policy and Procedures are available upon request via our website at www.victoryconnect.com , or by e-mailing us at Compliance_Victory@victoryconnect.com. Information on how to obtain voting records can also be found on www.victoryconnect.com.

Proxy Recall for Securities Lending, as required:

Victory will use reasonable efforts to determine if the recall of a security on loan is warranted in time to vote proxies if the fund knows that a vote concerning a “material” event will occur.

•      Victory may utilize the services of an independent third-party to assist in the process of recalling loaned out shares including, but not limited to, assisting Victory to anticipate record dates for upcoming high profile meetings for which it may recall shares in advance of voting.

•      Appropriate information will be sent to the Securities Lending Group with the specific record date of the security that needs to be recalled. Once the security is recalled, the proxy will flow into Victory’s normal voting procedures.

Statement of Corporate Governance

The rights associated with stock ownership are as valuable as any other financial assets.  As such, they must be managed in the same manner.  Victory has established voting guidelines that seek to protect these rights while attempting to maximize the value of the underlying securities.

Proxy Voting Procedure

The Proxy Committee determines how proxies will be voted, or in those instances where Victory has sole or shared voting authority over client securities, recommendations will be made.  Proxy’s are presented to the committee through the Corporate Actions Department.  Actual votes are submitted by the Corporate Actions Department and/or the Proxy Committee.  Decisions are based exclusively with the best interest with the shareholders in mind.

Voting may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee.

Victory’s investment research department’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the client’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

The Proxy Committee is comprised of at least the following: Chief Administration Officer, a Senior Equity Analyst, Victory and Key Private Bank Senior Portfolio Managers, and Head of Fund Administration.  Quorum exists when at least three voting committee members are either in attendance or participate remotely via video or teleconference.  Approval is based on majority votes of committee.

Voting Guidelines

The following guidelines are intended to assist in voting proxies and are not to be considered rigid rules.  The Proxy Committee is directed to apply these guidelines as appropriate.  On occasion, however, a contrary vote may be warranted when such action is in the best interests of the account or if it is required under the documents governing the account.

The committee may also take into account independent third-party, general industry guidance or other governance board review sources when making decisions. The committee may additionally seek guidance from other senior internal sources with special expertise on a given topic, where it is appropriate.

When the Proxy Committee decides to vote against or to withhold a vote for a proposal which is generally approved, or votes in favor of a proposal which is generally opposed, the reason for the exception will be recorded.

The following is a discussion of selected proxy proposals which are considered periodically at annual meetings. Victory’s general position with regard to such proposals is also included.

Corporate Governance

Confidential Voting	Generally Approved

Confidential voting eliminates the possibility for management to apply pressure to institutional shareholders with which a business relationship exists. It should be noted that the Department of Labor’s “Avon Letter” and the investigation of proxy voting violations in 1988 may have lessened the need for confidential voting.

Equal Access Proposals	Generally Approved

As owners of the company, shareholders should have access to a company’s proxy in order to vote on issues of importance.

Cumulative Voting	Generally Opposed

Cumulative voting may prevent the majority of shareholders from electing a majority of the board. Cumulative voting requires fewer votes to obtain a board seat, therefore, it promotes single interest representation on the board which may not be representative of the interests and concerns of all shareholders.

Unequal Voting Rights	Generally Opposed

Victory would vote against any provisions that would dilute the current voting power of shareholders, since one of the assets of a shareholder is the ability to effect change through proxy voting. Victory firmly believes all shareholders should be treated equitably. One share, one vote.

Super-Majority Vote Requirements	Generally Opposed

Victory is opposed to proposals requiring a vote of more than two-thirds of the shareholders to amend any bylaws or charter provisions, or to approve a merger or other business combination. Super-majority vote provisions may stifle bidder interest in the issuer and thereby devalue its stock.

Majority Voting Proposals	Review Case-by-Case

Victory generally supports reasonably crafted shareholder proposals calling for directors to be elected through an affirmative majority of votes cast and/or the elimination of the plurality standard in uncontested elections, unless the company has adopted meaningful alternatives within their formal corporate governance process.

By-Laws Amended By Board Of Directors

Without Shareholder Approval	Generally Opposed

Since one of the rights of a shareholder is the ability to effect change through proxy voting, it would not be in their best interest to allow the board to influence policy and change the by-laws of the company without shareholder input. Victory would vote against any action taken by the board to prevent shareholders from deciding policy.

Amendments To By-Laws Or Charters	Review Case-by-Case

In general, Victory approves technical amendments for companies with a solid track record of good corporate governance. However, Victory reserves the right to oppose issues for companies with questionable practices relating to governance issues.

Blank-Check Preferred Stock	Generally Opposed

Blank-check preferred stock provides flexibility in financing, and can be used as an entrenchment device. The issuing company can use this tactic as a poison pill when distributed to stockholders with rights attached, or it can be issued with superior voting rights to friendly parties.

Pre-Emptive Rights	Generally Approved

Pre-emptive rights provide existing shareholders with the first opportunity to purchase shares or new issues of company stock. Victory may not recommend exercising the rights for several reasons, including lack of liquidity or the transaction may not be in the best interest of client’s accounts. However, in certain cases the rights are transferable and Victory may recommend selling. The primary reason for the approval of rights offerings is to limit the amount of dilution new shares cause current shareholders.

Expensing Options	Generally Approved

Victory believes shareholders should have an accurate picture of a company’s financial picture, therefore, the company should fully account for stock options.

Eliminate Shareholders’ Right To Call A Special Meeting	Generally Opposed

In general, Victory opposes proposals to eliminate the right of shareholders to call a special meeting or the position that a minimum of 25% of the shareholders are required to call a special meeting. Reason: shareholders may lose the right to remove directors or initiate a shareholder resolution without waiting for the next regularly scheduled meeting, especially if shareholders do not have the right to act by written consent.

Restriction of Shareholder Action By Written Consent	Generally Opposed

Victory generally opposes proposals to restrict or prohibit a shareholders’ ability to take action by written consent. Shareholders may lose the ability to remove directors or initiate a shareholder resolution if they must wait for the next scheduled meeting.

Appointment Of Auditors	Generally Approved

Victory expects a company to have completed its due diligence on the auditors; therefore, selection is approved. However, in cases where auditors have failed to render accurate financial statements, votes are withheld. A favorable position is given to auditors who receive more compensation from their audit engagement than other services with the company.

Corporate Name Change	Generally Approved

A name change often is used to reflect the brand and image of the business. Under most circumstances, this change is a marketing initiative, has no effect on governance and does not infringe on shareholders’ rights.

Expansion of Business Activity	Review Case-by-Case

Existing shareholders should approve any restatement of the business purposes or fundamental change in operations. In addition, shareholders should review any expansion or development of company objectives and activities.

Change In The Date Or Location Of Annual Meetings	Generally Approved

Victory supports provisions that encourage changes in the date and location of annual meetings. A rotating schedule enables shareholders across the nation to attend the meetings and express their views.

Change In Investment Company Agreements With Advisors	Generally Approved

Victory approves a change in the investment company’s agreement with the advisor when it is in the long-term best economic interest of the shareholders.

For Investment Companies,

Continuation Of Company Management,

Administration or Investment Advisor	Generally Approved

Victory supports contracts when performance of the investment companies is relatively close to the appropriate benchmark.

Converting Closed-end Fund To Open-end Fund	Review Case-by-Case

Victory supports such conversions when it is in the long-term best economic interest of the shareholders. Some of the factors reviewed would include: past performance, the level of discount or premium compared to the NAV, expense structure and the overall effect on competitiveness and future prospects within the market that the fund invests.

Changing Investment Company Fundamental Investment Restrictions	Review Case-by-Case

Victory generally reviews such proposals based on factors that include, but are not limited to: the nature of the restriction to be changed, reasons given for such a change, the likely impact to the overall portfolio and long-term best economic interests of the shareholders.

Transaction Of Such Other Business

As May Properly Come Before The Meeting	Generally Opposed

Victory generally opposes proposals requesting voting approval in the form of other business.

Required Majority Of Independent Directors	Generally Approved

Victory believes shareholders are best served when the Board of Directors includes a significant number (preferably a majority) of individuals who are independent and outside of the firm. Independent directors can bring the most objective and fresh perspective to the issues facing the company. Independent directors are less hampered when fulfilling their obligations to monitor top management performance and responsiveness to shareholders and are less likely to be involved in conflict of interest situations.

Change In The Number Of Directors	Generally Approved

Victory approves a change in the number of directors as long as a satisfactory explanation is provided and the number of directors is reasonable.

Classified Boards	Review Case-by-Case

Classified boards do provide stability and continuity. However, Victory may oppose this position under the certain circumstance, such as: a proxy fight is won and one-third of the directors are replaced. Running the company with a board that is one-third hostile is very difficult and the vote would be perceived as a loss of confidence in management.

Outside Director Stock Option Plan	Review Case-by-Case

The interest of outside directors should be aligned with both shareholders and inside directors. Victory supports the position whereby directors hold a minimum level of stock in the company. Another way to ensure the interests of shareholders are matched with those of the outside directors is to award options as a part of compensation. However, Victory would vote against any plan that awards any director excessively.

Board of Directors

Election of Management’s Nominees for Directors	Generally Approved

Victory supports management’s recommendation for any qualified individual to represent the shareholders. Factors considered include: attendance at meetings, company performance, stock ownership, and the independence of each director.

Corporate Board Diversity	Review Case-by-Case

Victory supports voluntary efforts by shareholders and board members to increase diversity on corporate boards. Support also is given to the appointment of qualified directors with diverse backgrounds; however, the issue of quotas is not supported.

Indemnification Of Directors	Generally Approved

In general, indemnification is necessary to attract qualified board nominees in today’s litigious environment; however, monetary liability generally is not eliminated, or limited, for breach of duty, lack of loyalty, acts or omissions not performed in good faith, or any transaction in which the director derived an improper benefit.

Removal Of A Director Only For Cause	Generally Approved

In cases such as gross negligence or fraud, dismissal from the board is warranted. Victory fully supports this position.

Severance Packages	Review Case-by-Case

Severance packages for outside directors may be appropriate when a merger is planned for the best interest of shareholders; however, severance packages tailored solely as incentives to approve a merger generally are not approved. Since severance packages for outside directors could be viewed as buying their vote and not sound corporate governance, Victory will generally oppose these issues.

Share Ownership	Generally Approved

Directors are encouraged to be shareholders in order to better align their goals with those of the rest of the shareholders; however, an absolute level of ownership is not supported. Given the tenure and financial position of the director, reasonable efforts to hold the shares should be expected.

Advisory Committee	Review Case-by-Case

A major privilege of a shareholder is the right to express one’s views to management and the board of directors. If communication between shareholders and management does not take place effectively, an advisory committee can effectively express the equity holder’s views. The scope of responsibility of the advisory committee should be limited to subjects involving corporate governance issues. Victory rejects measures that would allow the advisory committee input into the day-to-day management of the company.

Director Liability	Generally Approved

Without the assurance a director’s personal assets will be protected in case of legal action, companies may have a difficult time retaining and attracting good directors. Victory favors proposals that expand coverage where directors were found to have acted in good faith; however, directors should be held accountable for their actions, and Victory would be against any proposals that reduce or eliminate personal liability when current litigation is pending against the board.

Limit Director Tenure	Generally Opposed

Term limits could result in the dismissal of directors who significantly contribute to the company’s success and represent shareholder’s interests effectively. Victory recognizes the position may take a director a number of years to fully understand the details of the company and the nuances of serving on the board.

Minimum Stock Ownership	Generally Approved

Victory believes stock ownership requirements more closely align the director’s interests with those of the shareholders they were elected to represent.

Separate Chair Person and CEO	Review Case-by-Case

Victory may support proposals requiring that the position of chair be filled by an independent director, depending upon the particular circumstance and relevant considerations. Examples of considerations include, but are not limited to, having: a designated independent lead director, a two-thirds independent board, key committees that are comprised of independent directors and a company that does not materially under-perform its peers.

Approve Directors Fees Paid In Stock and Cash	Generally Approved

Victory supports proposals that allow directors to have their annual fees paid in both cash and stock. Directors also should be shareholders in order to align their interests with those they represent.

Stock Retention	Generally Opposed

Victory generally opposes proposals requiring the Named Executive Officer’s (“NEO’s) to retain shares acquired through the Company’s compensation plans, including tax- deferred retirement plans, from the time of termination of their employment, through retirement or otherwise.

Takeover Defense and Related Actions

Mergers Or Other Combinations	Review Case-by-Case

Victory votes in the best long-term economic interest of the shareholders. When making recommendations, the following considerations are made: the premium received, the trend of the stock, prior to the announcement, for both sides of the transaction, the leverage, the effects on the credit rating of the merger and the reasons for the merger. Also, a number of ratios and factors are reviewed prior to making our recommendation.

Leverage Buyout	Review Case-by-Case

Victory would support a buyout if the shareholders receive the appropriate premium and/or it was in the best long-term economic interest of the company.

Fair Price Provisions	Generally Opposed

In general, Victory opposes the following when accompanied by a super-majority provision: a clause requiring a super-majority shareholder vote to alter or repeal the fair price provision, in excess of two-thirds. Victory also generally opposes if the pricing formula is such that the price required is unreasonably high and/or designed to prevent a two-tier, front-end-loaded hostile tender offer. Since shareholders do not want to get caught in the second tier, they act selfishly and tender their shares in the first tier so that, effectively, all shareholders are coerced into accepting the offer.

Change In The Number Of Authorized Common Shares	Generally Approved

It is important for companies to have a cushion for acquisitions, for public offerings, fund stock splits and dividends and for other ordinary business purposes. However, the authorization could raise a corporate governance issue such as targeted share placement. Victory is opposed to this issue if the targeted share placement was for the sole purpose of defeating an appropriately valued offer.

Anti-Greenmail Provision	Review Case-by-Case

Victory favors equal treatment for all shareholders, but anti-greenmail provisions may severely limit management’s flexibility (for example, share repurchase programs Class shares with special features.) Victory may approve if it is determined that the Greenmail may prevent an acquisition that would be detrimental to the long-term interests of shareholders.

Approval of Poison Pills	Review Case-by-Case

Victory generally opposes poison pills used to prevent takeover bids that are in the best interest of shareholders. Certain shareholder rights plans, however, protect the interest of shareholders by enabling the board to respond to unsolicited bids.

Proposals To Opt Out Of State Anti-Takeover Laws	Review Case-by-Case

Victory approves measures that benefit current shareholders. Proposals that are overwhelmingly in favor of the board at the expense of shareholders would be opposed.

Reincorporation	Generally Approved

In general, Victory approves reincorporation actions; however, when a change of state of incorporation increases the capacity of management to resist hostile takeovers, the action should be closely examined.

Compensation Plan

Executive Stock Option Plans	Generally Approved

Generally, Victory supports the adoption of Executive Stock Option Plans. Provisions that accelerate option plans in the event of change of control are also generally approved. Victory will, however, oppose plans where the exercise price drops below market price and/or the dilution is greater than 10%, particularly if the company is mature or executive compensation is excessive. In the case of rapidly growth, cash- short companies with reasonable executive salaries, Victory may approve a plan where dilution exceeds 10%.

Adopt Restricted Stock Plan	Review Case-by-Case

Restricted stock plans should be kept at minimum levels because they cost more when compared to traditional stock option plans. Additionally, incentives are less than the established plans.

Repricing Of Outstanding Options	Generally Opposed

Generally, Victory opposes any proposal that would reprice outstanding stock options. Such actions are not in the best interest of shareholders, because it is not appropriate to allow option holders to profit from stock underperformance.

Equity Based Compensation Plan	Review Case-by-Case

Awards other than stock options and RSAs (Restricted Stock Award) should be identified as being granted to officers/directors and the number of shares awarded should be reasonable.

Golden Parachutes	Review Case-by-Case

When a takeover is considered likely, it would be difficult for a company to attract and retain top managers without severance payments for involuntary termination or significant reduction in compensation, duties, or relocation after a change in control. However, parachutes in excess of 2.99 times the previous year’s salary and bonus combined are considered exorbitant and generally would be opposed.

Cap On Executive Pay	Review Case-by-Case

Victory would vote against any absolute limit on executive compensation. However, compensation that better matches management and shareholder interests is supported. Additionally, executive compensation needs to be linked to the overall performance of the company.

Link Pay To Performance	Review Case-by-Case

Victory supports plans that align compensation with operational and financial performance. Proposals that link compensation to performance measurements such as peer groups are generally approved. Plans that reward executives regularly and excessively for company underperformance compared to its peer group are not supported.

Loans Or Guarantees Of Loans To Officers And Directors	Generally Opposed

In the wake of a number of different scandals involving loans to officer and directors, Victory believes it is in the best interest of shareholders to vote against any loans or guarantees to officers or directors.

Advisory Vote on Executive

Compensation	Generally Approved

Victory supports shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers. Victory believes that the advisory vote would allow shareholders a voice in executive compensation practices of a company.

Advisory Vote on Pay Programs	Review Case-by-Case

Victory will evaluate management proposals seeking ratification of a company’s compensation program. The following factors may be considered; excessive practices with respect to perks, severance packages, supplemental executive pension plans, balance of fixed versus performance-driven pay, and the alignment of company performance and executive pay trends over time.

Capital Structure, Class of Stock and Recapitalization

Restructure/Recapitalize	Review Case-by-Case

Generally, Victory approves proposals that are in a company’s best long-term economic interest, as well as those that protect a client’s position. These proposals involve the alteration of a corporation’s capital structure, such as an exchange of bonds for stock.

Spin-Offs	Review Case-by-Case

In cases of spin-offs, Victory reviews whether the transaction is in the best long-term economic interest of the shareholder.

Tracking Stock	Review Case-by-Case

Victory would consider the compensation shareholders receive in the event a tracking stock is released. If the company is trying to unlock or spin-off segments that are underperforming or inhibit overall performance, the transaction is reviewed to determine whether value is created for our positions. If the subsidiary has little corporate governance, excessive dilution to current shareholders is present, or any other signs of malfeasance is present, Victory would take an opposing position.

Changes To Preferred Stock	Review Case-by-Case

Preferred stock can be used as a sound management tool to raise capital and/or increase financial flexibility. However, in instances where it is being used as a part of an anti-takeover package, Victory would oppose the changes.

Share Buyback	Generally Approved

Generally, Victory approves buybacks that are “at or above” the current market price. However, when management uses this as an entrenching tool to prevent hostile takeovers, or in cases where management uses buyback to prevent acquisitions, Victory would take an opposing position.

Authority to Issue Additional Debt	Review Case-by-Case

The issuance of additional debt may be beneficial to a company under certain circumstances. However, Victory may vote against any excessive issuance of debt that would cause, for example, a drop in the rating of the company’s debt and the company itself.

Stock Splits And Stock Dividends	Generally Approved

Victory supports stock splits and stock dividends if they are in the best long-term economic interest of the shareholders. Splits are considered positive because they increase liquidity and allow a greater number of people to hold the shares. Dividends are considered positive because they return capital and enhance returns for shareholders

Social Issues

Social Issues In General	Review Case-by-Case

When evaluating social issues such as human rights, labor and employment, the environment, and tobacco, Victory considers such proposals based on the expected impact to the shareholder and their long-term economic best interest. As applicable, Victory may additionally factor corporate governance concerns, reasonableness of each request and related business exposure to the company when analyzing the expected potential impact to shareholders.

Equal Opportunity	Review Case-by-Case

Victory will generally support reports outlining a company’s affirmative action initiatives unless the requests are considered excessive or costly beyond their expected benefit to shareholders. However, Victory may vote against such proposals if relevant actions are already reasonably being met. A few examples would be that the company has well documented equal opportunity programs or the company already publicly reports on its initiatives and provides data on workforce diversity.

Sustainability Reporting	Review Case-by-Case

Victory will generally support proposals requesting that a company report on policies and initiatives related to relevant social, economic, and environmental sustainability, unless such proposals are considered excessive or costly beyond their expected benefit to shareholders. However, Victory may vote against such proposals if relevant actions are already reasonably being met. A few examples would be: that the company already discloses similar information through existing reports, policies or codes of conduct; or, the company has formally committed to the implementation of a reporting program based on industry accepted guidelines within a reasonable timeframe.

Political Contributions	Review Case-by-Case

Victory may support proposals that are reasonable in request, cost and information availability, related to the disclosure of corporate contributions. Victory will generally not support political contribution proposals considered excessive, costly or structured to require disclosure beyond political action committee regulations.

International Corporate Governance

Victory will follow the established Proxy Voting Policy guidelines already in place, unless otherwise noted below when voting International Corporate Governance proxies. Any issue not covered within the guidelines will be evaluated by the Proxy Committee on a case-by-case basis.

Receiving and/or Approving Financial Reports	Generally Approved

Typically, it is customary for international firms to approve audited financial reports (prior) at the annual meeting. However, this may be opposed in cases where there are (serious) concerns regarding practices of the Board or (audit) committees appointed by the Board.

Payment of Final Dividends/Return of Capital	Generally Approved

Stock dividends are generally approved and in the best long-term economic interest of the shareholders. Dividends (are considered positive because they) return capital and enhance returns for shareholders.

Share Repurchase Plan	Generally Approved

Vote FOR a plan by which the company buys back its own shares, if the plan is offered to all shareholders.

Share Issuance Requests	Review Case-By-Case

Victory will generally support share issuance request with preemptive rights. However, Victory may vote on a case-by-case basis on specific issuances with or without preemptive rights.

Victory will vote proxies for international holdings in the best interests of its shareholders. Victory will attempt to process every proxy it receives for all International foreign proxies. However, there may be situations in which Victory may vote against, withhold a vote or cannot vote at all. For example, Victory may not receive a meeting notice in enough time to vote or Victory may not be able to obtain enough information on the international security, in which case we will vote against.

Additional Topics

Any issue not covered within the guidelines will be evaluated by the Proxy Committee on a case-by-case basis.

Material Conflicts of Interest

In the event a material conflict of interest arises between Victory’s interests and those of a client during the course of voting client’s proxies, the Proxy Committee shall:

•      Vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue

•      In the event that the Proxy Voting Guidelines are inapplicable, determine whether a vote for, or against, the proxy is in the best interest of the client’s account

•      Document the nature of the conflict and the rationale for the recommended vote

•      Solicit the opinions of Victory’s Chief Compliance Officer, and if necessary Key Private Bank’s Chief Fiduciary Officer, or their designee, or consult an internal or external, independent adviser

•      If a member of the Proxy Committee has a conflict (e.g. —family member on board of company) —he/she will not vote (or recluse themselves from voting).

•      Report to the Victory Capital Management Board any proxy votes that took place with a material conflict situation present, including the nature of the conflict and the basis or rationale for the voting decision made. Such a report should be given at the next scheduled Board Meeting or other appropriate timeframe as determined by the Board.

Recordkeeping

In accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940, as amended, Victory will retain the following records with respect to proxy voting:

•      copies of all policies and procedures required by Rule 206(4)-6

•      a written record of votes cast on behalf of clients

•      any documents prepared by Victory or the Proxy Committee germane to the voting decision

•      a copy of each written client request for information on how Victory voted proxies on such client’s behalf

•      a copy of any written response by Victory to any written or verbal client request for information on how Victory voted such client’s proxies

Glossary

Blank Check Preferred Stock — A popular term for preferred stock in which the board of directors is given broad discretion to establish voting, conversion, dividend and other rights of preferred stock at the time the board issues the stock. Some boards that have authority to issue blank check preferred stock have used it to create takeover defenses.

Bylaw - Bylaws supplement each company’s charter, spelling out in more specific detail general provisions contained in the charter. Board of Directors often have the power to change bylaw provisions without shareholder approval.

Charter - Also known as the articles of incorporation, the charter sets forth the respective rights and duties of shareholders, officers, and directors. The charter constitutes the fundamental governing rules for each corporation. Shareholder approval is required to amend a company’s charter.

Classified Board - A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes; each year, one-third of the directors stand for election. A classified board makes it difficult to change control of the board through a proxy contest, since it would normally take two years to gain control of a majority of board seats.

Confidential Voting - Also known as closed voting or voting by secret ballot, under confidential voting procedures, all proxies, ballots and voting tabulations that identify shareholders are kept confidential. Independent vote tabulators and inspectors of election are responsible for examining individual ballots, while management and shareholders are only told vote totals.

Corporate Governance - Corporate governance is the framework within which corporations exist. Its focus is the relationship among officers, directors, shareholders, stakeholders and government regulators, and how these parties interact to oversee the operations of a company.

Cumulative Voting - Normally, shareholders cast one vote for each director for each share of stock owned. Cumulative voting permits shareholders to apportion the total number of votes they have in any way they wish among candidates for the board. Where cumulative voting is in effect, a minority of shares may be able to elect one or more directors by giving all of their votes to one or several candidates.

Fair Price Requirements - Fair price requirements compel anyone acquiring control of a corporation to pay all shareholders the highest price that the acquirer pays to any shareholder during a specified period of time. Fair price requirements are intended to deter two-tier tender offers in which shareholders who tender their shares first receive a higher price for their shares than other shareholders.

Greenmail - Greenmail refers to the practice of repurchasing shares from a bidder at an above-market price in exchange for the bidder’s agreement not to acquire the target company. Greenmail is widely considered to a form of blackmail. Some companies have attempted to deter greenmail by adding anti-greenmail provisions to their chargers.

Indemnification - Indemnification permits corporations to reimburse officers and directors for expenses they incur as a result of being named as defendants in lawsuits brought against the corporation. Indemnification often covers judgment awards and settlements as well as expenses. Without indemnifications, or directors’ liability insurance, most companies would be unable to attract outside directors to serve on their boards.

Majority Voting — The standard whereby a director or nominee will be elected only if receiving an affirmative majority of votes cast, even if running unopposed for an open seat. In contrast, the plurality standard holds that a nominee or director will be elected based on having received the most votes, whether or not having received an affirmative majority of votes cast.

Poison Pill - The popular term for a takeover defense that permits all shareholders other than an acquirer to purchase shares in a company at a discount if the company becomes a takeover target. A company with a pill (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event occurs. The triggering event occurs when an acquirer buys more than a specified amount of a target company’s stock without permission of the target company’s board. Once the pill is triggered, shareholders (except for the acquirer) usually have the right to purchase shares directly from the target company at a 50 percent discount, diluting both ownership interest and voting rights. Most pills have provisions that permit the board to cancel the pill by redeeming the outstanding warrants or rights at nominal cost. Pills can force acquirers to bargain directly with a target company’s board, but they can also be used to deter or to block acquisition bids altogether. Corporations are not required by law to submit their poison pills for shareholder approval, and very few companies have chosen to seek shareholder approval.

Pre-emptive Rights - pre-emptive rights are intended to allow existing shareholders to maintain their proportionate level of ownership by giving them the opportunity to purchase additional shares pro rata before they are offered to the public. pre- emptive rights are something of an anachronism today because shareholders of publicly traded companies who want to maintain their proportionate ownership interest may do so by purchasing shares in the open market. Many companies whose charters have pre-emptive rights provisions have asked shareholders to amend their charters to abolish pre-emptive rights.

Proxy - The granting of authority by shareholders to others, most often corporate management, to vote their shares at an annual or special shareholders’ meeting.

Proxy Contest - Proxy contests take different forms. The most common type of proxy contest is an effort by dissident shareholders to elect their own directors. A contest may involve the entire board, in which case the goal is to oust incumbent management and take control of the company. Or, it may involve a minority of board seats, in which case dissidents seek a foothold position to change corporate strategy without necessarily changing control. Proxy contests may also be fought over corporate policy questions; dissidents may, for example, wage a proxy contest in support of a proposal to restructure or sell a corporation. Many proxy contests are today waged in conjunction with tender offers as a means of putting pressure on a target company’s board to accept the tender offer. In a well-financed proxy contest, dissidents usually print and distribute their own proxy materials, including their own proxy card. Proxy contests usually feature letter writing and advertisement campaigns to win shareholder support.

Proxy Recall — Recalling of loaned out securities before record date to exercise voting rights.

Proxy Statement — A document in which parties soliciting shareholder proxies provide shareholders with information on the issues to be voted on at an annual or special shareholder’s meeting. The soliciting party generally presents arguments as to why shareholders should grant them their proxy. The information that must be disclosed to shareholders is set forth in Schedule 14A of the Securities Exchange Act of 1934 for a proxy solicited by the company and in Schedule 14B for the act for proxies solicited by others.

Recapitalization Plan - A recapitalization plan is any plan in which a company changes its capital structure. Recapitalization can result in larger or smaller numbers of shares outstanding, or in creation of new classes of stock in addition to common stock. Recapitalization plans must be approved by shareholders.

Reincorporation - Reincorporation refers to changing the state of incorporation. A company that reincorporates must obtain shareholder approval for the move and for the new charter it adopts when it shifts its state of incorporation. Many reincorporations involve moves to Delaware to take advantage of Delaware’s flexible corporate laws.

Restricted Stock — Stock that must be traded in compliance with special SEC regulations concerning its purchase and resale from affiliate ownership, M&A activity and underwriting activity.

Restructuring Plan - A restructuring plan is any plan that involves a significant change in a company’s capital structure. This would include a recapitalization plan, a leveraged buyout, or a major sale of assets. Restructuring plans after shareholder approval before they can be implemented.

Rights of Appraisal - Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

Share Repurchase Plan — A repurchase plan is a program by which a Company buys back its own shares from the market, thereby, reducing the number of outstanding shares. This is generally an indication that the Company thinks the shares are undervalued.

Stakeholder Laws - In essence, stakeholder laws state that corporate directors owe a duty to a host of constituencies beyond shareholders: local communities, employees, suppliers, creditors, and others. This is in contrast to the traditional model of the publicly held corporation in law and economics which says that corporate directors have a legally enforceable duty to one constituency - their shareowners.

Street Name / Nominee Name - Holding a customer’s stock ‘in street name’ is when broker-dealers, banks, or voting trustees register the shares held for customer accounts in their own names. Such a system makes it more difficult to obtain shareholder information. Note that often the legal owners are not the beneficial owners of the stock and therefore may not have the power to vote or direct the voting of the stock. The beneficial owners direct the brokers and banks as to whether their identity may be disclosed.

Supermajority - Most state corporation laws require that mergers, acquisitions and amendments to the corporate charter be approved by a majority of the outstanding shares. A company may, however, set a higher requirement by obtaining shareholder approval for a higher threshold. Some supermajority requirements apply to mergers and acquisitions. Others apply to amendments to the charter itself - that is, the charter, or certain parts of it, may be amended in the future only if the amendments receive the specified supermajority level of support.

Sustainability Report — A company report on policies and initiatives related to social, economic or environmental issues.

Unequal Voting - Corporations with dual class capitalization plans usually have two classes of stock with different voting and dividend rights. Typically, one class of stock has higher voting rights and lower dividend rights. Insiders owning the higher voting shares are able to maintain control, even though they usually own only a fraction of the outstanding shares.

Written Consent - The ability to act by written consent to allow shareholders to take action collectively without a shareholders’ meeting. The written consent procedure was developed originally to permit closely held corporations to act quickly by obtaining consents from their shareholders. The procedure is, however, available in many states to publicly traded companies as well, unless prohibited or restricted in a company’s charter. Many companies have sought shareholder approval to restrict or abolish the written consent procedure; their principal reason for doing so is to prevent takeovers opposed by the incumbent board and management.

Executive Compensation Terms

At-the-Money Option - An option with exercise price equal to the current market price.

Bonus Shares - Share awards which in some cases may not vest until various performance goals are met or the employee has remained with the company for a minimum number of years.

Call Option - The right, but not the obligation, to buy shares at a predetermined exercise price before a predetermined expiration date. Holders are rewarded when the option has a ‘positive’ spread, or difference between its exercise price and its market price.

Change-in-Control Provision - A provision in a stock option plan that allows for immediate vesting of outstanding options if certain events take place which may be deemed a change in control, such as the purchase of a majority of the company’s outstanding shares by a third party.

Cliff Vesting - A plan feature providing that all awards vest in full after a specified date. If the employee leaves the company’s employ prior to the vesting date, no partial vesting will occur.

Deferred Stock - A share grant in which the participant receives a specified amount of shares, granted at no cost, if he remain employed with the company for a certain period of time. The participant does not have voting or dividend rights prior to vesting, though dividends typically accumulate until vesting.

Employee Stock Purchase Plan - A plan qualified under Section 423 of the IRS Code, which allows employees to purchase shares of stock through payroll deductions.

Employee Stock Ownership Plan (ESOP) - A qualified defined contribution plan under the IRS Code which allows the ESOP plan trustees to invest up to 100 percent of the plan’s assets in shares or its own company stock.. Variants of these plans include the stock bonus plan, the leveraged stock bonus plan (where the trust can borrow money from lending sources to buy more stock), and matching ESOP’s (in which employees match the contribution that the company makes). ESOP’s offer employees tax deferral benefits and companies a tax deduction.

Evergreen Plan - A plan provision that typically increases the number of shares available for the issue under the plan on an annual basis by a predetermined percentage of the company’s common stock outstanding. Such plans often have no termination date and permit the plan to operate indefinitely without further shareholder approval.

Exercise Price - Sometimes referred to as the strike price, this is the price at which shares may be exercised under a plan. Exercise prices may be fixed, variable or tied to a formula.

Formula-Based Stock Incentive Plan - A plan where the participant receives phantom stock or stock-based units, the value of which is based on a formula. This type of plan is similar to a performance share or performance unit plan.

Gun-Jumping Grants - Grants of awards made under a plan or plan amendment prior to shareholder approval of the plan or amendment.

Incentive Stock Options (ISO’s) - Also referred to as qualified stock options, these rights permit the participant to buy shares before the expiration date at a predetermined exercise price set at or above fair market value at grant date. The term of such awards may be ten years or longer. The company is not allowed to take a tax deduction for ISO’s unless a disqualifying disposition takes place.

Indexed Option - The right, but not the obligation, to purchase shares at an exercise price that periodically adjusts upward or downward in relation to a market or industry indicator.

In-the-Money Option - An option with an exercise price below the current market price.

Limited Stock Appreciation Rights (LSAR’s) - These rights are triggered by a change in the ownership or control and are generally granted in tandem with ISO’s or NSO’s. The rights permit the holder to receive a cash payment equal to the difference between the exercise price and the market price without having to make a person cash outlay to exercise the option. The design of these rights permits the holder to receive the higher offer in a two-tier tender offer.

Nonqualified Stock Options (NSO’s) - Also referred to as discounted stock options, these rights permit the participant to buy shares before the expiration date at a predetermined exercise price set at or below fair market value at grant date. The term of such awards may be longer or shorter than ten years. The company receives the tax deduction at the time the executive receives income.

Omnibus Plan - A stock-based incentive plan providing significant flexibility by authorizing the issue of a number of award types, which may include incentive stock options, nonqualified stock options, SAR’s, restricted stock, performance shares, performance units, stock grants, and cash.

Out-of-the-Money Option - An option with an exercise price above the current market price.

Performance Shares - Stock grants contingent upon the achievement of specified performance goals. The number of shares available typically varies with performance as measured over a specified period. Few companies clearly identify the criteria used to select performance measures or the specific hurdle rates that must be met. Performance periods typically extend for a three- to five- year period.

Performance Units - Cash awards contingent upon the achievement of specified performance goals. The amount of cash payable typically varies with performance as measured over a specified period. Few companies clearly identify the criteria used to select performance measures or the specific hurdle rates that must be met. Performance periods typically extend for a three- to five-year period.

Phantom Stock - An award ‘unit’ corresponding in number and value to a specified number of shares of the company’s stock. These units do not represent an ownership interest. The grant of units entitles the employee to a bonus based on any corresponding increase in the value of the stock.

Premium-Priced Options - An option whose exercise price is set above fair market value on grant date.

Put Option - The right, but not the obligation, to sell shares at a predetermined exercise price before a predetermined expiration date.

Pyramiding - A cashless exercise method whereby a portion of the shares under option is used as payment for the exercise price of other options.

Reload Options - Options granted to replace shares owned outright that have been swapped as payment of the option exercise price. At the time of the swap, the company grants a new stock option equal to the number of shares swapped. The reloaded options generally have a new vesting period and the same expiration date as the original options.

Repricing - An amendment to a previously granted stock option contract that reduces the option exercise price. Options can also be repriced through cancellations and regrants. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price.

Restricted Stock - A grant of stock, subject to restrictions, with little or not cost to the participant. Such shares are usually subject to forfeiture if the holder leaves the company before a specified period of time; thus, the awards are often used to retain employees. The restrictions usually lapse after three to five years, during which time the holder cannot sell the shares. Typically, the holder is entitled to vote the stock and receives dividends on the shares.

Section 162(m) - The IRS Code Section that limits the deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken.

Shareholder Value Transfer (SVT) - A dollar-based cost which measures the amount of shareholders’ equity flowing out of the company to executives as options are exercised. The strike price of an option is paid at the time of exercise and flows back to the company. The profit spread, or the difference between the exercise price and the market price, represents a transfer of shareholders’ equity to the executive. The time value of money is also a significant cost impacting shareholders’ equity.

Stock Appreciation Rights (SARs) - An award paid in cash or shares to the employee equal to the stock price appreciation from the time of grant to the exercise date. When granted in tandem with options, the exercise of the SAR cancels the option.

Stock Purchase Right - The right to purchase shares of stock at a discount for a set period of time.

Vesting Schedule - A holding period following grant date during which time options may not be exercised.

Volatility - The potential dispersion of a company’s stock price over the life on an option.

Voting Power Dilution (VPD) - The relative reduction in voting power as stock-based incentives are exercised and existing shareholders’ proportional ownership in the company is diluted.

REGISTRATION STATEMENT

of

VICTORY INSTITUTIONAL FUNDS

on

Form N-1A

PART C.                OTHER INFORMATION

Item 28.

Exhibits:

(a)(1)	Certificate of Trust dated August 1, 2003. (1)

(a)(2)	Delaware Trust Instrument dated August 1, 2003. (1)

(a)(3)	Schedule A to the Trust Instrument, revised December 8, 2004. (2)

(b)	Bylaws. (1)

(c)

The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Trust Instrument referenced in Exhibit (a)(2) above and in Article IV of the Bylaws referenced in Exhibit (b) above.

(d)(1)	Investment Advisory Agreement dated August 2, 2004 between Registrant and Victory Capital Management Inc. (the “Adviser”). (3)

(d)(2)	Schedule A to the Investment Advisory Agreement, current as of December 2, 2009. (8)

(e)(1)	Distribution Agreement between Registrant and Victory Capital Advisers, Inc. dated November 30, 2007. (4)

(e)(2)	Schedule I to the Distribution Agreement, revised November 30, 2007. (4)

(f)	None.

(g)(1)	Mutual Fund Custody Agreement dated July 1, 2008 between Registrant and KeyBank National Association. (5)

(h)(1)	Administration and Fund Accounting Agreement between Registrant and Victory Capital Management Inc. dated August 31, 2007. (4)

(h)(2)	Sub-Administration and Sub-Fund Accounting Agreement between CITI Fund Services Ohio, Inc. and Adviser dated October 9, 2007. (5)

(1)           Filed as an Exhibit to Registrant’s Registration Statement on Form N-1A, filed electronically on March 13, 2004, accession number 0000922423-04-000690.

(2)           Filed as an Exhibit to Registrant’s Registration Statement on Form N-1A, filed electronically on February 28, 2006, accession number 0001047469-06-002615.

(3)           Filed as an Exhibit to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, filed electronically on August 3, 2004, accession number 0000922423-04-001253.

(4)           Filed as an Exhibit to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A, filed electronically on December 21, 2007, accession number 0001104659-07-090543.

(5)           Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A, filed electronically on February 27, 2009, accession number 0001104659-09-013150.

(h)(3)(a)	Form of Transfer Agency Agreement between Registrant and BISYS Fund Services Ohio, Inc. (Currently named CITI Fund Services Ohio) (3)

(h)(3)(b)	Schedule A to the Transfer Agency Agreement, revised February 10, 2005. (2)

(h)(4)(a)	Securities Lending Agency Agreement between Registrant, KeyBank (formerly Key Trust Company of Ohio, N.A.) and the Adviser dated August 28, 1997. (2)

(h)(4)(b)	Amendment No. 1 dated March 31, 2001 to the Securities Lending Agency Agreement. (2)

(h)(4)(c)	Amendment No. 2 dated February 10, 2005 to the Securities Lending Agency Agreement. (2)

(h)(4)(d)	Amendment No. 3 dated January 1, 2006 to the Securities Lending Agency Agreement. (2)

(i)(1)	Opinion and Consent of Kramer Levin Naftalis & Frankel LLP regarding the Fund. (3)

(j)(1)	Consent of Kramer Levin Naftalis & Frankel LLP.

(j)(2)	Consent of Ernst & Young LLP.

(j)(3)	Consent of Pricewaterhouse Coopers LLP.

(k)	Not applicable.

(l)	Initial Capital Agreement. (3)

(m)(1)	12b-1 Distribution and Service Plan. (3)

(m)(2)	Form of Distribution/Service Fee Agreement. (3)

(m)(3)	Form of Service Fee Agreement. (3)

(n)	Not applicable.

(p)(1)	Code of Ethics of the Registrant. (6)

(p)(2)	Code of Ethics of the Adviser. (7)

(p)(3)	Code of Ethics of BISYS. (6)

Powers of Attorney of Nigel D. T. Andrews, Lyn Hutton, Thomas F. Morrissey, Karen Shepherd and Leigh A. Wilson. (1)

Powers of Attorney of David Brooks Adcock and E. Lee Beard. (3)

Powers of Attorney of David C. Brown and John L. Kelly (5)

Powers of Attorney of Teresa C. Barger and David L. Meyer (5)

Powers of Attorney of Robert L. Wagner(8)

(6)           Filed as an Exhibit to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A, filed electronically on March 1, 2007, accession number 0001104659-07-015063.

(7)           Filed as an Exhibit to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A, filed electronically on February 29, 2008, accession number 0001104659-08-014337.

(8)           Filed as an Exhibit to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed electronically on December 30, 2009, accession number 0001104659-09-071971.

Item 29.                  Persons Controlled by or Under Common Control with Registrant.

None.

Item 30.                  Indemnification

(a)           Subject to the exceptions and limitations contained in Subsection 10.02(b):

(i)            every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii)           the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)           No indemnification shall be provided hereunder to a Covered Person:

(i)            who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest, or not opposed to the best interest, of the Trust; or

(ii)           in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)           The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.  Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d)           Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons or Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended, and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.                  Business and Other Connections of the Investment Adviser

Victory Capital Management Inc. (the “Adviser”) is the investment adviser to each of Registrant’s Funds.  The Adviser is a wholly-owned subsidiary of KeyBank National Association, which is the principal banking subsidiary of KeyCorp, a bank holding company, which had total assets of approximately $93 billion as of December 31, 2009.  KeyCorp is a leading financial institution doing business in 13 states from Maine to Alaska, providing a full array of trust, commercial, and retail banking services. Its non-bank subsidiaries include securities brokerage, insurance and leasing companies.  As of December 31, 2009, the Adviser and its affiliates managed assets of approximately $48.0 billion, and provides a full range of investment management services to personal and corporate clients.

To the knowledge of Registrant, none of the directors or officers of the Adviser, except those set forth below, is or has been at any time during the past two calendar years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of the Adviser also hold positions with KeyCorp or its subsidiaries.

The principal executive officers and directors of the Adviser are as follows:

Officers:
Lawrence G. Babin	• Chief Investment Officer, Diversified Product
Michael Black	• Chief Financial Officer
David C. Brown	• Chief Operating Officer
Kenneth F. Fox	• Chief Compliance Officer
Leslie Z. Globits	• Chief Investment Officer, Mid Cap Product
Richard L. Janus	• Chief Investment Officer, Convertible Securities Product
Matthias A. Knerr	• Chief Investment Officer, International Large Cap Product
Cynthia G. Koury	• Chief Investment Officer, Balanced
Margaret Lindsay	• Chief Investment Officer, International Small Cap Product
Erick F. Maronak	• Chief Investment Officer, Newbridge Division
Gary H. Miller	• Chief Investment Officer, Small Cap Product

Craig E. Ruch	• Chief Investment Officer, Fixed Income
Arvind K. Sachdeva	• Chief Investment Officer, Intrinsic Value Product
Robert L. Wagner	• President and Chief Executive Officer
Richard G. Zeigler	• Secretary.

The business address of the foregoing individuals is 127 Public Square, Cleveland, Ohio 44114.

Item 32.                  Principal Underwriter

(a)           VCA acts as principal underwriter for The Victory Portfolios, The Victory Variable Insurance Funds and The Victory Institutional Funds.

(b)           VCA, 127 Public Square, Cleveland, Ohio 44114-1306, acts solely as distributor for the investment companies listed above.  The officers of VCA, all of whose principal business address is set forth above, are:

Name	Principal Position and Officers of VCA	Position with Registrant
Michael Policarpo	President	President
Donald Inks	Financial Operations Principal, Treasurer	None.
Kim Oeder	Compliance Officer and AML Officer	None
Kenneth Fox	Chief Compliance Officer	None

(c)           Not applicable.

Item 33.                  Location of Accounts and Records

(1)	Victory Capital Management Inc., 127 Public Square, Cleveland, Ohio 44114-1306 (records relating to its functions as investment adviser).

(2)	The Bank of New York, One Wall Street, New York, New York 10286 (records relating to its function as custodian).

(3)	KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114-1306 (records relating to function as securities lending agent).

(4)	CITI Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as administrator, transfer agent, fund accountant and dividend disbursing agent).

(5)	Victory Capital Advisers, Inc., 127 Public Square, Cleveland, Ohio 44114-1306 (records relating to its function as distributor).

Item 34.                  Management Services

None.

Item 35.                  Undertakings

None.

NOTICE

A copy of the Certificate of Trust of Registrant is on file with the Secretary of State of Delaware and notice is hereby given that this Registration Statement has been executed on behalf of Registrant by Trustees of Registrant as Trustees, and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders of Registrant individually but are binding only upon the assets and property of Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements of effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 1st day of March, 2010.

THE VICTORY INSTITUTIONAL FUNDS
(Registrant)

By:	/s/ Michael D. Policarpo
Michael D. Policarpo, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 1st day of March, 2010.

/s/ Michael D. Policarpo	President
Michael D. Policarpo

/s/ Christopher E. Sabato	Treasurer
Christopher E. Sabato

*	Chairman of the Board and Trustee
Leigh A. Wilson

*	Trustee
David Brooks Adcock

*	Trustee
Nigel D. T. Andrews

*	Trustee
Teresa C. Barger

*	Trustee
E. Lee Beard

*	Trustee
David C. Brown

*	Trustee
Lyn Hutton

*	Trustee
John L. Kelly

*	Trustee
David L. Meyer

*	Trustee
Karen Shepherd

*	Trustee
Robert L. Wagner

*By:	/s/ Jay G. Baris
Jay G. Baris
Attorney-in-Fact

THE VICTORY INSTITUTIONAL FUNDS

INDEX TO EXHIBITS

Exhibit Number

EX-99.j (1)	Consent of Kramer Levin Naftalis & Frankel LLP.
EX-99.j (2)	Consent of Ernst & Young LLP.
EX-99.j (3)	Consent of Pricewaterhouse Coopers LLP.